UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Stock Fund

Annual Report

December 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2016

Eaton Vance

Stock Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 29

Federal Tax Information	17

Management and Organization	30

Important Notices	33

Eaton Vance

Stock Fund

December 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stock markets rose in the 12-month period ended December 31, 2016, as the nation’s economy continued to strengthen and the outcome of the U.S. presidential election gave stocks a late-period boost.

U.S. stocks as well as international markets opened the period on the downside amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. The pullback began in early January 2016 and continued into mid-February, when stocks turned around and soon overcame the earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In June 2016, U.S. stocks plunged along with international markets following Britain’s “Brexit” vote to leave the European Union. However, equity markets, led by the U.S., quickly rallied from the two-day tailspin and recovered the lost ground. Helped by stronger U.S. economic indicators, major U.S. stock indexes reached multiple record highs during July and August 2016.

U.S. equity markets retreated in late August 2016 amid falling oil prices and fears about a possible interest rate increase. The U.S. Federal Reserve’s (the Fed’s) decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In November 2016, stocks rallied sharply following the victory of Donald Trump in the U.S. presidential election. The broad-based “Trump Bump” was led by financial stocks as well as the aerospace & defense industry. Financial stocks got another boost in mid-December 2016 when the Fed raised its benchmark interest rate amid stronger economic growth reports.

For the 12-month period, the blue-chip Dow Jones Industrial Average2 advanced 16.50%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 11.96%. The technology-laden NASDAQ Composite Index delivered an 8.87% gain. Small-cap U.S. stocks, as measured by the Russell 2000® Index outperformed their large-cap counterparts, as measured by the S&P 500 Index during the period. Value stocks as a group outpaced growth stocks in both the large- and small-cap categories, as measured by the Russell value and growth indexes.

Fund Performance

For the 12-month period ended December 31, 2016, Eaton Vance Stock Fund (the Fund) had a total return of 6.80% for Class A shares at net asset value (NAV), underperforming the 11.96% return of the Fund’s benchmark, the S&P 500 Index (the Index), over the same period.

Stock selection in the financials, health care, and information technology sectors detracted from Fund performance versus the Index. Within financials, the Fund’s out-of-index holding in financial services giant Credit Suisse Group AG declined in value. A difficult global environment for Credit Suisse’s securities trading business hindered the firm’s efforts to restructure itself and led to concerns it might need to raise additional capital. Elsewhere in the sector, the Fund’s overweight position, relative to the Index, in global insurance and reinsurance firm XL Group PLC declined in price after XL reported lower-than-projected earnings for the first quarter of 2016 — due in part to restructuring charges from the firm’s acquisition of competitor Catlin Group, Ltd.

The Fund’s out-of-Index holding in Teva Pharmaceutical Industries, Ltd. ADR and overweight positions, relative to the Index, in drug makers Gilead Sciences, Inc. and Allergan PLC detracted from performance versus the Index in the health care sector. All three stocks were hurt by headline news about high drug prices, which raised concerns during an election year that a new administration might press for increased scrutiny of drug prices. Disappointing sales of two of its key drugs, Restasis and Namenda, put Allergan’s stock under additional pressure. In information technology, the Fund’s position in Microsoft Corp. was sold during the period when management believed the stock had become richly valued. Nonetheless, the stock continued to appreciate in price, and selling the position hurt performance relative to the Index.

In contrast, stock selection in the energy, consumer staples, and materials sectors contributed to performance versus the Index. The Fund’s out-of-Index position in Royal Dutch Shell PLC and overweight holdings in Devon Energy Corp. and EOG Resources, Inc. contributed to results versus the Index in the energy sector, as the oil and gas producers’ stocks rose on an improving outlook for petroleum prices. In consumer staples, the Fund’s out-of-Index position in Pinnacle Foods, Inc., a packaged foods company with brands that include Birds Eye, Vlasic and Log Cabin, aided relative Fund performance as the company reported strong sales and earnings growth, in part due to its acquisition of food company Boulder Brands during the period. Overweighting International Paper Co., a paper and cardboard box manufacturer in the materials sector, contributed to performance versus the Index as well. The firm benefited from increased sales of shipping boxes to online retailers, whose share of retail sales continued to climb in 2016.

Credit Suisse Group AG, XL Group, Teva Pharmaceutical, Allergan, Royal Dutch Shell and Devon Energy were sold during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Stock Fund

December 31, 2016

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/01/2001	11/01/2001	6.80%	13.91%	7.08%
Class A with 5.75% Maximum Sales Charge	—	—	0.68	12.57	6.45
Class C at NAV	10/01/2009	11/01/2001	6.00	13.06	6.51
Class C with 1% Maximum Sales Charge	—	—	5.00	13.06	6.51
Class I at NAV	09/03/2008	11/01/2001	7.05	14.19	7.31
S&P 500 Index	—	—	11.96%	14.64%	6.94%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.14%	1.89%	0.89%
Net			0.98	1.73	0.73

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2006	$18,804	N.A.
Class I	$250,000	12/31/2006	$506,390	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Stock Fund

December 31, 2016

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	4.2%

JPMorgan Chase & Co.	3.7

Wells Fargo & Co.	3.3

Johnson & Johnson	3.1

General Electric Co.	3.1

Alphabet, Inc., Class C	3.0

Pfizer, Inc.	2.8

Verizon Communications, Inc.	2.7

Chevron Corp.	2.5

United Technologies Corp.	2.4

Total	30.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Stock Fund

December 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Stock Fund

December 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 – December 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16 – 12/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,043.70	$5.03	**	0.98%
Class C	$1,000.00	$1,040.00	$8.87	**	1.73%
Class I	$1,000.00	$1,044.80	$3.75	**	0.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$4.98	**	0.98%
Class C	$1,000.00	$1,016.40	$8.77	**	1.73%
Class I	$1,000.00	$1,021.50	$3.71	**	0.73%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Stock Fund

December 31, 2016

Statement of Assets and Liabilities

Assets	December 31, 2016
Investment in Stock Portfolio, at value (identified cost, $87,951,147)	$101,685,498
Receivable for Fund shares sold	602,146
Receivable from affiliate	8,881
Total assets	$102,296,525

Liabilities
Payable for Fund shares redeemed	$109,198
Payable to affiliates:
Distribution and service fees	25,533
Trustees’ fees	125
Accrued expenses	51,551
Total liabilities	$186,407
Net Assets	$102,110,118

Sources of Net Assets
Paid-in capital	$90,653,445
Accumulated net realized loss from Portfolio	(2,392,370)
Accumulated undistributed net investment income	114,692
Net unrealized appreciation from Portfolio	13,734,351
Total	$102,110,118

Class A Shares
Net Assets	$58,619,827
Shares Outstanding	3,723,841
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.74
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.70

Class C Shares
Net Assets	$15,369,627
Shares Outstanding	996,763
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.42

Class I Shares
Net Assets	$28,120,664
Shares Outstanding	1,785,411
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.75

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2016

Statement of Operations

Investment Income	Year Ended December 31, 2016
Dividends allocated from Portfolio (net of foreign taxes, $7,972)	$2,216,488
Interest allocated from Portfolio	7,990
Expenses allocated from Portfolio	(640,748)
Total investment income from Portfolio	$1,583,730

Expenses
Distribution and service fees
Class A	$147,696
Class C	149,432
Trustees’ fees and expenses	500
Custodian fee	15,092
Transfer and dividend disbursing agent fees	79,235
Legal and accounting services	27,055
Printing and postage	21,800
Registration fees	50,547
Miscellaneous	10,901
Total expenses	$502,258
Deduct —
Allocation of expenses to affiliate	$120,722
Total expense reductions	$120,722

Net expenses	$381,536

Net investment income	$1,202,194

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,989,082
Foreign currency transactions	(2,607)
Net realized gain	$1,986,475
Change in unrealized appreciation (depreciation) —
Investments	$3,993,301
Foreign currency	55
Net change in unrealized appreciation (depreciation)	$3,993,356

Net realized and unrealized gain	$5,979,831

Net increase in net assets from operations	$7,182,025

8	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2016

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$1,202,194	$591,652
Net realized gain from investment and foreign currency transactions	1,986,475	5,213,033
Net change in unrealized appreciation (depreciation) from investments and foreign currency	3,993,356	(2,469,174)
Net increase in net assets from operations	$7,182,025	$3,335,511
Distributions to shareholders —
From net investment income
Class A	$(512,339)	$(356,510)
Class C	(34,079)	(12,332)
Class I	(306,822)	(183,512)
From net realized gain
Class A	(1,148,696)	(3,693,369)
Class C	(307,711)	(979,302)
Class I	(533,859)	(1,279,301)
Total distributions to shareholders	$(2,843,506)	$(6,504,326)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$21,607,566	$15,843,763
Class C	4,549,729	5,250,485
Class I	20,678,711	11,581,128
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,616,943	3,967,963
Class C	323,963	930,481
Class I	814,579	1,353,700
Cost of shares redeemed
Class A	(22,565,474)	(13,430,679)
Class C	(5,047,164)	(2,350,636)
Class I	(15,174,055)	(4,306,757)
Net increase in net assets from Fund share transactions	$6,804,798	$18,839,448
Other capital —
Portfolio transaction fee contributed to Portfolio	$(41,134)	$—
Portfolio transaction fee allocated from Portfolio	68,025	—
Net increase in net assets from other capital	$26,891	$—

Net increase in net assets	$11,170,208	$15,670,633

Net Assets
At beginning of year	$90,939,910	$75,269,277
At end of year	$102,110,118	$90,939,910

Accumulated undistributed net investment income included in net assets
At end of year	$114,692	$25,101

9	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2016

Financial Highlights

	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$15.160	$15.680	$15.850	$13.330	$12.980

Income (Loss) From Operations
Net investment income(1)	$0.193	$0.129	$0.095	$0.063	$0.100
Net realized and unrealized gain	0.834	0.584	1.722	4.232	1.941

Total income from operations	$1.027	$0.713	$1.817	$4.295	$2.041

Less Distributions
From net investment income	$(0.140)	$(0.107)	$(0.073)	$(0.065)	$(0.102)
From net realized gain	(0.311)	(1.126)	(1.914)	(1.710)	(1.589)

Total distributions	$(0.451)	$(1.233)	$(1.987)	$(1.775)	$(1.691)

Portfolio transaction fee, net(1)	$0.004	$—	$—	$—	$—

Net asset value — End of year	$15.740	$15.160	$15.680	$15.850	$13.330

Total Return(2)(3)	6.80%	4.51%	11.99%	32.83%	15.59%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$58,620	$55,496	$50,826	$43,270	$37,308
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)	0.98%	1.05%	1.22%	1.25%	1.25%
Net investment income	1.26%	0.81%	0.57%	0.41%	0.70%
Portfolio Turnover of the Portfolio	118%	96%	109%	90%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.12%, 0.14%, 0.13%, 0.19% and 0.21% of average daily net assets for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2016

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$14.870	$15.420	$15.640	$13.200	$12.880

Income (Loss) From Operations
Net investment income (loss)(1)	$0.076	$0.009	$(0.029)	$(0.053)	$(0.007)
Net realized and unrealized gain	0.813	0.580	1.697	4.165	1.926

Total income from operations	$0.889	$0.589	$1.668	$4.112	$1.919

Less Distributions
From net investment income	$(0.034)	$(0.013)	$—	$(0.010)	$(0.010)
From net realized gain	(0.309)	(1.126)	(1.888)	(1.662)	(1.589)

Total distributions	$(0.343)	$(1.139)	$(1.888)	$(1.672)	$(1.599)

Portfolio transaction fee, net(1)	$0.004	$—	$—	$—	$—

Net asset value — End of year	$15.420	$14.870	$15.420	$15.640	$13.200

Total Return(2)(3)	6.00%	3.77%	11.16%	31.72%	14.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,370	$14,986	$11,683	$8,123	$5,382
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)	1.73%	1.80%	1.96%	2.00%	2.00%
Net investment income (loss)	0.51%	0.06%	(0.18)%	(0.35)%	(0.05)%
Portfolio Turnover of the Portfolio	118%	96%	109%	90%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.12%, 0.14%, 0.13%, 0.19% and 0.21% of average daily net assets for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2016

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$15.170	$15.680	$15.850	$13.330	$12.980

Income (Loss) From Operations
Net investment income(1)	$0.233	$0.172	$0.126	$0.102	$0.132
Net realized and unrealized gain	0.834	0.590	1.729	4.233	1.946

Total income from operations	$1.067	$0.762	$1.855	$4.335	$2.078

Less Distributions
From net investment income	$(0.180)	$(0.146)	$(0.111)	$(0.105)	$(0.139)
From net realized gain	(0.311)	(1.126)	(1.914)	(1.710)	(1.589)

Total distributions	$(0.491)	$(1.272)	$(2.025)	$(1.815)	$(1.728)

Portfolio transaction fee, net(1)	$0.004	$—	$—	$—	$—

Net asset value — End of year	$15.750	$15.170	$15.680	$15.850	$13.330

Total Return(2)(3)	7.05%	4.83%	12.24%	33.14%	15.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,121	$20,457	$12,760	$11,622	$8,876
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)	0.73%	0.80%	0.97%	1.00%	1.00%
Net investment income	1.51%	1.07%	0.75%	0.66%	0.92%
Portfolio Turnover of the Portfolio	118%	96%	109%	90%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.12%, 0.14%, 0.13%, 0.19% and 0.21% of average daily net assets for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Stock Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Stock Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (15.9% at December 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Stock Fund

December 31, 2016

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2016 and December 31, 2015 was as follows:

	Year Ended December 31,
	2016	2015

Distributions declared from:
Ordinary income	$918,394	$2,329,755
Long-term capital gains	$1,925,112	$4,174,571

During the year ended December 31, 2016, accumulated net realized gain was decreased by $2,408,519, accumulated undistributed net investment income was decreased by $259,363 and paid-in capital was increased by $2,667,882 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio, investments in partnerships and dividend redesignations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$177,947
Undistributed long-term capital gains	$1,639,527
Net unrealized appreciation	$9,639,199

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the tax treatment of short-term capital gains.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.98%, 1.73% and 0.73% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2017. Pursuant to this agreement, EVM was allocated $120,722 of the Fund’s operating expenses for the year ended December 31, 2016. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2016, EVM earned $4,019 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $19,103 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2016. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2016 amounted to $147,696 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2016, the Fund paid or accrued to EVD $112,074 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2016 amounted to $37,358 for Class C shares.

14

Eaton Vance

Stock Fund

December 31, 2016

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2016, the Fund was informed that EVD received approximately $11,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $24,024,829 and $20,747,970, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2016	2015

Sales	1,432,556	1,003,651
Issued to shareholders electing to receive payments of distributions in Fund shares	102,139	256,555
Redemptions	(1,470,403)	(843,009)

Net increase	64,292	417,197

	Year Ended December 31,
Class C	2016	2015

Sales	304,260	338,665
Issued to shareholders electing to receive payments of distributions in Fund shares	20,913	61,399
Redemptions	(335,976)	(150,128)

Net increase (decrease)	(10,803)	249,936

	Year Ended December 31,
Class I	2016	2015

Sales	1,377,517	718,094
Issued to shareholders electing to receive payments of distributions in Fund shares	51,352	87,917
Redemptions	(991,755)	(271,317)

Net increase	437,114	534,694

15

Eaton Vance

Stock Fund

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Stock Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Stock Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Stock Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2017

16

Eaton Vance

Stock Fund

December 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2017 showed the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2016, the Fund designates approximately $1,680,911, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2016 ordinary income dividends, 95.91% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $3,882,566 or, if subsequently determined to be different, the net capital gain of such year.

17

Stock Portfolio

December 31, 2016

Portfolio of Investments

Common Stocks — 99.7%

Security	Shares	Value

Aerospace & Defense — 2.7%
Hexcel Corp.	30,263	$1,556,729
United Technologies Corp.	143,171	15,694,405

		$17,251,134

Banks — 7.0%
JPMorgan Chase & Co.	270,869	$23,373,286
Wells Fargo & Co.	384,482	21,188,803

		$44,562,089

Beverages — 3.3%
Constellation Brands, Inc., Class A	30,636	$4,696,805
Diageo PLC	377,000	9,783,087
PepsiCo, Inc.	61,585	6,443,639

		$20,923,531

Biotechnology — 2.5%
Biogen, Inc.(1)	7,373	$2,090,835
Celgene Corp.(1)	25,474	2,948,616
Gilead Sciences, Inc.	132,886	9,515,966
Incyte Corp.(1)	17,356	1,740,286

		$16,295,703

Building Products — 1.7%
Johnson Controls International PLC	262,500	$10,812,375

		$10,812,375

Capital Markets — 1.7%
Credit Suisse Group AG ADR(1)	308,127	$4,409,297
Goldman Sachs Group, Inc. (The)	13,000	3,112,850
Lazard, Ltd., Class A	86,407	3,550,464

		$11,072,611

Chemicals — 1.4%
Monsanto Co.	27,910	$2,936,411
RPM International, Inc.	105,973	5,704,527

		$8,640,938

Containers & Packaging — 1.5%
International Paper Co.	181,602	$9,635,802

		$9,635,802

Security	Shares	Value

Distributors — 1.4%
LKQ Corp.(1)	301,622	$9,244,714

		$9,244,714

Diversified Consumer Services — 1.6%
Bright Horizons Family Solutions, Inc.(1)	73,535	$5,148,921
ServiceMaster Global Holdings, Inc.(1)	132,163	4,978,580

		$10,127,501

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(1)	62,493	$10,185,109

		$10,185,109

Diversified Telecommunication Services — 2.7%
Verizon Communications, Inc.	318,366	$16,994,377

		$16,994,377

Electric Utilities — 1.0%
NextEra Energy, Inc.	55,658	$6,648,905

		$6,648,905

Electronic Equipment, Instruments & Components — 0.7%
Avnet, Inc.	96,707	$4,604,220

		$4,604,220

Energy Equipment & Services — 1.9%
Oceaneering International, Inc.	187,558	$5,291,011
Schlumberger, Ltd.	85,566	7,183,266

		$12,474,277

Equity Real Estate Investment Trusts (REITs) — 2.9%
Equity Residential	178,794	$11,507,182
Federal Realty Investment Trust	49,642	7,054,625

		$18,561,807

Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	45,360	$7,262,590
Kroger Co. (The)	115,437	3,983,731
Sprouts Farmers Market, Inc.(1)	128,045	2,422,611

		$13,668,932

Food Products — 2.5%
Blue Buffalo Pet Products, Inc.(1)	117,176	$2,816,911
Pinnacle Foods, Inc.	247,252	13,215,619

		$16,032,530

18	See Notes to Financial Statements.

Stock Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 2.6%
Medtronic PLC	88,000	$6,268,240
Zimmer Biomet Holdings, Inc.	101,222	10,446,110

		$16,714,350

Health Care Providers & Services — 1.5%
Aetna, Inc.	78,025	$9,675,880

		$9,675,880

Household Durables — 1.7%
Newell Brands, Inc.	242,923	$10,846,512

		$10,846,512

Industrial Conglomerates — 3.1%
General Electric Co.	618,086	$19,531,518

		$19,531,518

Insurance — 4.5%
American Financial Group, Inc.	149,589	$13,181,783
Chubb, Ltd.	118,563	15,664,543

		$28,846,326

Internet & Direct Marketing Retail — 1.5%
Amazon.com, Inc.(1)	12,991	$9,741,561

		$9,741,561

Internet Software & Services — 8.1%
Alphabet, Inc., Class C(1)	24,975	$19,276,204
eBay, Inc.(1)	426,803	12,671,781
Facebook, Inc., Class A(1)	119,673	13,768,379
GoDaddy, Inc., Class A(1)	184,203	6,437,895

		$52,154,259

IT Services — 3.1%
Convergys Corp.	369,504	$9,075,018
Genpact, Ltd.(1)	258,241	6,285,586
International Business Machines Corp.	28,711	4,765,739

		$20,126,343

Machinery — 1.6%
Dover Corp.	47,000	$3,521,710
Fortive Corp.	127,322	6,828,279

		$10,349,989

Security	Shares	Value

Media — 3.1%
Interpublic Group of Cos., Inc.	154,579	$3,618,695
Time Warner, Inc.	97,423	9,404,242
Walt Disney Co. (The)	64,110	6,681,544

		$19,704,481

Multi-Utilities — 2.1%
National Grid PLC	578,000	$6,753,200
Sempra Energy	63,645	6,405,233

		$13,158,433

Multiline Retail — 0.9%
Macy’s, Inc.	169,513	$6,070,261

		$6,070,261

Oil, Gas & Consumable Fuels — 5.7%
Anadarko Petroleum Corp.	93,223	$6,500,440
Chevron Corp.	133,965	15,767,680
EOG Resources, Inc.	52,151	5,272,466
Occidental Petroleum Corp.	122,791	8,746,403

		$36,286,989

Pharmaceuticals — 7.0%
Eli Lilly & Co.	94,000	$6,913,700
Johnson & Johnson	173,779	20,021,079
Pfizer, Inc.	546,492	17,750,060

		$44,684,839

Road & Rail — 1.1%
Norfolk Southern Corp.	67,852	$7,332,766

		$7,332,766

Semiconductors & Semiconductor Equipment — 4.5%
Broadcom, Ltd.	19,169	$3,388,504
Intel Corp.	387,683	14,061,262
NXP Semiconductors NV(1)	65,547	6,424,262
Texas Instruments, Inc.	71,237	5,198,164

		$29,072,192

Specialty Retail — 1.7%
Advance Auto Parts, Inc.	19,099	$3,230,023
Lowe’s Cos., Inc.	109,922	7,817,653

		$11,047,676

19	See Notes to Financial Statements.

Stock Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.	233,420	$27,034,704

		$27,034,704

Tobacco — 1.5%
Altria Group, Inc.	65,000	$4,395,300
Philip Morris International, Inc.	54,017	4,942,015

		$9,337,315

Total Common Stocks (identified cost $581,883,169)		$639,452,949

Short-Term Investments — 0.7%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.81%(2)	4,270,417	$4,270,844

Total Short-Term Investments (identified cost $4,271,248)		$4,270,844

Total Investments — 100.4% (identified cost $586,154,417)		$643,723,793

Other Assets, Less Liabilities — (0.4)%		$(2,750,963)

Net Assets — 100.0%		$640,972,830

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2016.

Abbreviations:

ADR	–	American Depositary Receipt

20	See Notes to Financial Statements.

Stock Portfolio

December 31, 2016

Statement of Assets and Liabilities

Assets	December 31, 2016
Unaffiliated investments, at value (identified cost, $581,883,169)	$639,452,949
Affiliated investment, at value (identified cost, $4,271,248)	4,270,844
Dividends receivable	1,233,112
Dividends receivable from affiliated investment	4,135
Contributions receivable	16,056
Tax reclaims receivable	121,541
Total assets	$645,098,637

Liabilities
Payable for investments purchased	$3,700,203
Payable to affiliates:
Investment adviser fee	321,690
Trustees’ fees	7,050
Accrued expenses	96,864
Total liabilities	$4,125,807
Net Assets applicable to investors’ interest in Portfolio	$640,972,830

Sources of Net Assets
Investors’ capital	$583,406,445
Net unrealized appreciation	57,566,385
Total	$640,972,830

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2016

Statement of Operations

Investment Income	Year Ended December 31, 2016
Dividends (net of foreign taxes, $38,967)	$11,732,102
Interest allocated from/dividends from affiliated investment	56,163
Expenses allocated from affiliated investment	(1,158)
Total investment income	$11,787,107

Expenses
Investment adviser fee	$3,137,544
Trustees’ fees and expenses	27,993
Custodian fee	151,079
Legal and accounting services	51,092
Miscellaneous	22,714

Total expenses	$3,390,422

Net investment income	$8,396,685

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$12,690,200
Investment transactions in/allocated from affiliated investment	1,681
Foreign currency transactions	(13,834)
Net realized gain	$12,678,047
Change in unrealized appreciation (depreciation) —
Investments	$20,173,024
Investments — affiliated investment	(404)
Foreign currency	(91)
Net change in unrealized appreciation (depreciation)	$20,172,529

Net realized and unrealized gain	$32,850,576

Net increase in net assets from operations	$41,247,261

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2016

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$8,396,685	$3,469,200
Net realized gain from investment and foreign currency transactions	12,678,047	15,815,449
Net change in unrealized appreciation (depreciation) from investments and foreign currency	20,172,529	(5,535,887)
Net increase in net assets from operations	$41,247,261	$13,748,762
Capital transactions —
Contributions	$255,687,315	$140,928,255
Withdrawals	(51,820,934)	(12,114,450)
Portfolio transaction fee	367,287	—
Net increase in net assets from capital transactions	$204,233,668	$128,813,805

Net increase in net assets	$245,480,929	$142,562,567

Net Assets
At beginning of year	$395,491,901	$252,929,334
At end of year	$640,972,830	$395,491,901

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2016

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.65%	0.70%	0.71%	0.73%	0.73%
Net investment income	1.60%	1.16%	1.07%	0.93%	1.21%
Portfolio Turnover	118%	96%	109%	90%	91%

Total Return	7.14%	4.88%	12.56%	33.50%	16.18%

Net assets, end of year (000’s omitted)	$640,973	$395,492	$252,929	$237,133	$188,806

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2016, Eaton Vance Stock Fund, Eaton Vance Stock NextShares and Eaton Vance Balanced Fund held an interest of 15.9%, 3.9% and 80.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

25

Stock Portfolio

December 31, 2016

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, effective February 26, 2016, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR effective January 1, 2016, the fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million and 0.575% from $500 million but less than $1 billion, and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2016, the Portfolio’s investment adviser fee amounted to $3,137,544 or 0.60% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $801,751,385 and $611,941,019, respectively, for the year ended December 31, 2016. In-kind purchases and sales for the year ended December 31, 2016 aggregated $23,297,197 and none, respectively.

26

Stock Portfolio

December 31, 2016

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$587,779,026

Gross unrealized appreciation	$66,445,337
Gross unrealized depreciation	(10,500,570)

Net unrealized appreciation	$55,944,767

The net unrealized depreciation on foreign currency transactions at December 31, 2016 on a federal income tax basis was $2,991.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2016.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Stock Portfolio

December 31, 2016

Notes to Financial Statements — continued

At December 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$76,782,706	$—		$—	$76,782,706
Consumer Staples	50,179,221	9,783,087		—	59,962,308
Energy	48,761,266	—		—	48,761,266
Financials	94,666,135	—		—	94,666,135
Health Care	87,370,772	—		—	87,370,772
Industrials	65,277,782	—		—	65,277,782
Information Technology	132,991,718	—		—	132,991,718
Materials	18,276,740	—		—	18,276,740
Real Estate	18,561,807	—		—	18,561,807
Telecommunication Services	16,994,377	—		—	16,994,377
Utilities	13,054,138	6,753,200		—	19,807,338

Total Common Stocks	$622,916,662	$16,536,287	*	$—	$639,452,949

Short-Term Investments	$—	$4,270,844		$—	$4,270,844

Total Investments	$622,916,662	$20,807,131		$—	$643,723,793

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2015 whose fair value was determined using Level 3 inputs. At December 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Stock Portfolio

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stock Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2017

29

Eaton Vance

Stock Fund

December 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Stock Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

30

Eaton Vance

Stock Fund

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

31

Eaton Vance

Stock Fund

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Stock Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325    12.31.16

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Annual Report

December 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2016

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Management’s Discussion of Fund Performance	2

Performance

Tax-Managed Growth Fund 1.1	3
Tax-Managed Growth Fund 1.2	4

Fund Profile	5

Endnotes and Additional Disclosures	6

Fund Expenses	7

Financial Statements	9

Report of Independent Registered Public Accounting Firm	27 and 45

Federal Tax Information	28

Management and Organization	46

Important Notices	52

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stock markets rose in the 12-month period ended December 31, 2016, as the nation’s economy continued to strengthen and the outcome of the U.S. presidential election gave stocks a late-period boost.

U.S. stocks as well as international markets opened the period on the downside amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. The pullback began in early January 2016 and continued into mid-February, when stocks turned around and soon overcame the earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In June 2016, U.S. stocks plunged along with international markets following Britain’s “Brexit” vote to leave the European Union. However, equity markets, led by the U.S., quickly rallied from the two-day tailspin and recovered the lost ground. Helped by stronger U.S. economic indicators, major U.S. stock indexes reached multiple record highs during July and August 2016.

U.S. equity markets retreated in late August 2016 amid falling oil prices and fears about a possible interest rate increase. The U.S. Federal Reserve’s (the Fed’s) decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In November 2016, stocks rallied sharply following the victory of Donald Trump in the U.S. presidential election. The broad-based “Trump Bump” was led by financial stocks as well as the aerospace & defense industry. Financial stocks got another boost in mid-December 2016 when the Fed raised its benchmark interest rate amid stronger economic growth reports.

For the 12-month period, the blue-chip Dow Jones Industrial Average2 advanced 16.50%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 11.96%. The technology-laden NASDAQ Composite Index delivered an 8.87% gain. Small-cap U.S. stocks, as measured by the Russell 2000® Index outperformed their large-cap counterparts, as measured by the S&P 500 Index during the period. Value stocks as a group outpaced growth stocks in both the large- and small-cap categories, as measured by the Russell value and growth indexes.

Fund Performance

For the fiscal year ending December 31, 2016, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (each a Fund and collectively the Funds)

had total returns of 8.68% and 8.48%, respectively, for Class A shares at net asset value (NAV). By comparison, the Funds’ benchmark, the S&P 500 Index (the Index), returned 11.96% during the period.

The Funds underperformed the Index largely due to stock selection. Sector and industry allocation also detracted from the Funds’ relative performance versus the Index.

The health care sector detracted the most from the Funds’ relative performance versus the Index due to stock selection. Within the sector, the pharmaceuticals and biotechnology industries were notable laggards amid political pressure to control drug prices. Pharmaceutical companies Teva Pharmaceutical Industries, Ltd. ADR and Novo Nordisk A/S ADR, along with biotechnology giant Amgen, Inc., were among the Funds’ weakest performing individual stocks. Another pharmaceuticals company, Bristol-Myers Squibb Co. also detracted from the Funds’ performance after disappointing trial results for a new cancer drug.

In the consumer discretionary sector, stock selection and an overweight position hurt the Funds’ results versus the Index. Athletic shoe maker Nike, Inc., part of the textiles, apparel & luxury goods industry, was the Funds’ worst-performing stock amid pressure on sales results from increased competition. Coffee shop chain Starbucks Corp. also lagged in the period, as the company faced high same-store sales expectations in the face of generally weaker retail activity. The information technology sector also detracted from the Funds’ relative performance versus the Index due to stock selection. In particular, the internet software & services industry lagged the Funds’ benchmark during the 12-month period.

On the positive side, the financials sector was the Funds’ top performer relative to the Index due to an overweight position. In the outperforming capital markets industry, investment bank Goldman Sachs Group, Inc. was one of the Funds’ leading individual stocks in the period amid an improved business climate. In the banking industry, JPMorgan Chase & Co. was also among the Funds’ top stocks. The Funds’ underweight position in the real estate sector, especially the lagging equity real estate investment trust industry, also boosted the Funds’ relative performance versus the Index. In the industrials sector, stock selection and an overweight position contributed to the Funds’ performance versus the Index. The Funds’ leading individual stock in the 12-month period was Illinois Tool Works, Inc., a manufacturer of industrial automation machinery. The stock benefited from better-than-expected financial results amid a cyclical economic recovery.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2016

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/28/1996	03/29/1966	8.68%	13.59%	6.24%
Class A with 5.75% Maximum Sales Charge	—	—	2.43	12.26	5.61
Class B at NAV	03/28/1996	03/29/1966	7.87	12.75	5.45
Class B with 5% Maximum Sales Charge	—	—	2.87	12.50	5.45
Class C at NAV	08/02/1996	03/29/1966	7.85	12.75	5.45
Class C with 1% Maximum Sales Charge	—	—	6.85	12.75	5.45
Class I at NAV	07/02/1999	03/29/1966	8.93	13.88	6.52
S&P 500 Index	—	—	11.96%	14.64%	6.94%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/28/1996	03/29/1966	2.18%	11.99%	5.38%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	1.59	9.79	4.49
Class B After Taxes on Distributions	03/28/1996	03/29/1966	2.83	12.44	5.41
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	1.65	10.01	4.37
Class C After Taxes on Distributions	08/02/1996	03/29/1966	6.73	12.62	5.33
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	3.98	10.21	4.36
Class I After Taxes on Distributions	07/02/1999	03/29/1966	8.57	13.53	6.22
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	5.35	11.15	5.24

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.82%	1.57%	1.57%	0.56%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2006	$17,011	N.A.
Class C	$10,000	12/31/2006	$17,002	N.A.
Class I	$250,000	12/31/2006	$470,456	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2016

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/28/2001	03/29/1966	8.48%	13.42%	6.06%
Class A with 5.75% Maximum Sales Charge	—	—	2.24	12.08	5.44
Class B at NAV	02/28/2001	03/29/1966	7.70	12.57	5.28
Class B with 5% Maximum Sales Charge	—	—	2.70	12.32	5.28
Class C at NAV	02/28/2001	03/29/1966	7.71	12.57	5.27
Class C with 1% Maximum Sales Charge	—	—	6.71	12.57	5.27
Class I at NAV	02/28/2001	03/29/1966	8.77	13.69	6.34
S&P 500 Index	—	—	11.96%	14.64%	6.94%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	02/28/2001	03/29/1966	2.02%	11.85%	5.23%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	1.45	9.65	4.34
Class B After Taxes on Distributions	02/28/2001	03/29/1966	2.70	12.31	5.25
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	1.53	9.86	4.22
Class C After Taxes on Distributions	02/28/2001	03/29/1966	6.66	12.51	5.21
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	3.85	10.07	4.22
Class I After Taxes on Distributions	02/28/2001	03/29/1966	8.48	13.40	6.08
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	5.21	10.99	5.09

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.97%	1.72%	1.72%	0.72%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2006	$16,734	N.A.
Class C	$10,000	12/31/2006	$16,725	N.A.
Class I	$250,000	12/31/2006	$462,467	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	3.1%

Exxon Mobil Corp.	2.4

Wells Fargo & Co.	2.4

Facebook, Inc., Class A	2.4

JPMorgan Chase & Co.	2.3

Amazon.com, Inc.	2.0

Intel Corp.	2.0

Alphabet, Inc., Class C	1.9

Johnson & Johnson	1.8

Alphabet, Inc., Class A	1.8

Total	22.1%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

6

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 – December 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16 – 12/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,078.10	$4.18	0.80%
Class B	$1,000.00	$1,074.00	$8.08	1.55%
Class C	$1,000.00	$1,074.00	$8.08	1.55%
Class I	$1,000.00	$1,079.30	$2.87	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.06	0.80%
Class B	$1,000.00	$1,017.30	$7.86	1.55%
Class C	$1,000.00	$1,017.30	$7.86	1.55%
Class I	$1,000.00	$1,022.40	$2.80	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

7

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16 – 12/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,076.90	$5.01	0.96%
Class B	$1,000.00	$1,073.30	$8.91	1.71%
Class C	$1,000.00	$1,073.40	$8.91	1.71%
Class I	$1,000.00	$1,078.60	$3.71	0.71%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.88	0.96%
Class B	$1,000.00	$1,016.50	$8.67	1.71%
Class C	$1,000.00	$1,016.50	$8.67	1.71%
Class I	$1,000.00	$1,021.60	$3.61	0.71%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

8

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Statements of Assets and Liabilities

	December 31, 2016
Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $505,120,226 and $311,928,537, respectively)	$1,408,786,446	$661,114,638
Receivable for Fund shares sold	636,959	335,358
Total assets	$1,409,423,405	$661,449,996

Liabilities
Payable for Fund shares redeemed	$1,632,034	$744,534
Payable to affiliates:
Administration fee	—	84,115
Distribution and service fees	457,861	238,171
Trustees’ fees	125	125
Accrued expenses	243,568	121,193
Total liabilities	$2,333,588	$1,188,138
Net Assets	$1,407,089,817	$660,261,858

Sources of Net Assets
Paid-in capital	$1,209,876,318	$775,169,414
Accumulated net realized loss from Portfolio	(706,452,721)	(464,171,576)
Accumulated undistributed net investment income	—	77,919
Net unrealized appreciation from Portfolio	903,666,220	349,186,101
Total	$1,407,089,817	$660,261,858

Class A Shares
Net Assets	$1,068,182,380	$403,485,293
Shares Outstanding	25,254,611	21,212,243
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$42.30	$19.02
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$44.88	$20.18

Class B Shares
Net Assets	$3,335,915	$2,757,218
Shares Outstanding	80,236	145,976
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$41.58	$18.89

Class C Shares
Net Assets	$265,707,884	$175,071,830
Shares Outstanding	6,984,881	9,450,182
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$38.04	$18.53

Class I Shares
Net Assets	$69,863,638	$78,947,517
Shares Outstanding	1,767,537	4,142,252
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$39.53	$19.06

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Statements of Operations

	Year Ended December 31, 2016
Investment Income	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Dividends allocated from Portfolio (net of foreign taxes, $189,077 and $86,046, respectively)	$26,380,512	$12,077,142
Interest allocated from Portfolio	96,763	44,205
Expenses allocated from Portfolio	(6,367,482)	(2,916,032)
Total investment income from Portfolio	$20,109,793	$9,205,315

Expenses
Administration fee	$—	$931,231
Distribution and service fees
Class A	2,590,484	950,467
Class B	40,740	34,353
Class C	2,579,115	1,700,913
Trustees’ fees and expenses	500	500
Custodian fee	60,788	40,737
Transfer and dividend disbursing agent fees	829,976	360,415
Professional fees	50,174	36,345
Printing and postage	85,884	42,673
Registration fees	48,394	66,177
Miscellaneous	165,670	69,568
Total expenses	$6,451,725	$4,233,379

Net investment income	$13,658,068	$4,971,936

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions(1)	$34,696,518	$15,980,552
Foreign currency transactions	(4,457)	(2,024)
Net realized gain	$34,692,061	$15,978,528
Change in unrealized appreciation (depreciation) —
Investments	$63,657,231	$29,623,925
Foreign currency	(6,792)	(3,231)
Net change in unrealized appreciation (depreciation)	$63,650,439	$29,620,694

Net realized and unrealized gain	$98,342,500	$45,599,222

Net increase in net assets from operations	$112,000,568	$50,571,158

(1)	Includes $35,051,364 and $16,121,199, respectively, of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Statements of Changes in Net Assets

	Year Ended December 31, 2016
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$13,658,068	$4,971,936
Net realized gain from investment and foreign currency transactions	34,692,061	15,978,528
Net change in unrealized appreciation (depreciation) from investments and foreign currency	63,650,439	29,620,694
Net increase in net assets from operations	$112,000,568	$50,571,158
Distributions to shareholders —
From net investment income
Class A	$(11,293,820)	$(3,621,300)
Class B	(4,883)	—
Class C	(1,289,703)	(385,147)
Class I	(940,591)	(862,423)
Total distributions to shareholders	$(13,528,997)	$(4,868,870)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,862,493	$32,322,916
Class B	29,792	28,417
Class C	1,550,402	9,895,357
Class I	90,887,833	47,755,885
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,679,532	3,333,813
Class B	4,594	—
Class C	1,061,218	319,745
Class I	654,994	733,717
Cost of shares redeemed
Class A	(80,780,958)	(41,110,318)
Class B	(394,704)	(443,279)
Class C	(19,090,857)	(20,952,158)
Class I	(76,322,717)	(36,271,505)
Net asset value of shares exchanged
Class A	1,606,678	1,276,177
Class B	(1,606,678)	(1,276,177)
Net decrease in net assets from Fund share transactions	$(65,858,378)	$(4,387,410)

Net increase in net assets	$32,613,193	$41,314,878

Net Assets
At beginning of year	$1,374,476,624	$618,946,980
At end of year	$1,407,089,817	$660,261,858

Accumulated undistributed net investment income included in net assets
At end of year	$—	$77,919

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Statements of Changes in Net Assets — continued

	Year Ended December 31, 2015
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$13,574,997	$4,616,388
Net realized gain from investment and foreign currency transactions	40,238,457	23,402,276
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(25,664,166)	(17,429,257)
Net increase in net assets from operations	$28,149,288	$10,589,407
Distributions to shareholders —
From net investment income
Class A	$(11,110,967)	$(3,520,897)
Class B	(6,701)	(1,318)
Class C	(1,117,582)	(398,362)
Class I	(699,690)	(710,037)
Total distributions to shareholders	$(12,934,940)	$(4,630,614)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,728,271	$21,158,633
Class B	66,539	55,152
Class C	2,108,549	15,769,692
Class I	83,686,902	26,939,307
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,531,158	3,224,373
Class B	6,138	1,128
Class C	913,819	332,408
Class I	436,395	595,784
Cost of shares redeemed
Class A	(71,568,663)	(27,754,307)
Class B	(527,811)	(360,152)
Class C	(22,121,079)	(13,851,462)
Class I	(79,262,898)	(18,911,023)
Net asset value of shares exchanged
Class A	2,005,702	1,570,466
Class B	(2,005,702)	(1,570,466)
Net increase (decrease) in net assets from Fund share transactions	$(70,002,680)	$7,199,533

Net increase (decrease) in net assets	$(54,788,332)	$13,158,326

Net Assets
At beginning of year	$1,429,264,956	$605,788,654
At end of year	$1,374,476,624	$618,946,980

Accumulated undistributed net investment income included in net assets
At end of year	$637,975	$3,315

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$39.330		$38.910	$35.000	$26.810	$23.630

Income (Loss) From Operations
Net investment income(1)	$0.455		$0.435	$0.405	$0.354	$0.366
Net realized and unrealized gain	2.964		0.402	3.913	8.195	3.195

Total income from operations	$3.419		$0.837	$4.318	$8.549	$3.561

Less Distributions
From net investment income	$(0.449)		$(0.417)	$(0.408)	$(0.359)	$(0.381)

Total distributions	$(0.449)		$(0.417)	$(0.408)	$(0.359)	$(0.381)

Net asset value — End of year	$42.300		$39.330	$38.910	$35.000	$26.810

Total Return(2)	8.68%		2.15%	12.33%	31.92%	15.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,068,182		$1,055,259	$1,096,567	$1,048,081	$863,387
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.81%		0.82%	0.83%	0.83%	0.86%
Net investment income	1.14%		1.10%	1.11%	1.14%	1.40%
Portfolio Turnover of the Portfolio	1	%(5)	9%	8%	3%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$38.600		$38.130	$34.260	$26.220	$23.070

Income (Loss) From Operations
Net investment income(1)	$0.155		$0.138	$0.128	$0.117	$0.156
Net realized and unrealized gain	2.883		0.382	3.814	7.997	3.118

Total income from operations	$3.038		$0.520	$3.942	$8.114	$3.274

Less Distributions
From net investment income	$(0.058)		$(0.050)	$(0.072)	$(0.074)	$(0.124)

Total distributions	$(0.058)		$(0.050)	$(0.072)	$(0.074)	$(0.124)

Net asset value — End of year	$41.580		$38.600	$38.130	$34.260	$26.220

Total Return(2)	7.87%		1.36%	11.51%	30.95%	14.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,336		$5,044	$7,411	$9,872	$11,825
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.56%		1.57%	1.58%	1.59%	1.61%
Net investment income	0.40%		0.36%	0.36%	0.39%	0.62%
Portfolio Turnover of the Portfolio	1	%(5)	9%	8%	3%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class C
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$35.440		$35.100	$31.630	$24.270	$21.430

Income (Loss) From Operations
Net investment income(1)	$0.140		$0.125	$0.118	$0.110	$0.154
Net realized and unrealized gain	2.645		0.365	3.515	7.402	2.889

Total income from operations	$2.785		$0.490	$3.633	$7.512	$3.043

Less Distributions
From net investment income	$(0.185)		$(0.150)	$(0.163)	$(0.152)	$(0.203)

Total distributions	$(0.185)		$(0.150)	$(0.163)	$(0.152)	$(0.203)

Net asset value — End of year	$38.040		$35.440	$35.100	$31.630	$24.270

Total Return(2)	7.85%		1.40%	11.48%	30.97%	14.19%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$265,708		$263,896	$280,250	$269,668	$222,682
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.56%		1.57%	1.58%	1.58%	1.61%
Net investment income	0.39%		0.35%	0.36%	0.39%	0.65%
Portfolio Turnover of the Portfolio	1	%(5)	9%	8%	3%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class I
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$36.790		$36.430	$32.790	$25.130	$22.170

Income (Loss) From Operations
Net investment income(1)	$0.516		$0.497	$0.473	$0.416	$0.427
Net realized and unrealized gain	2.776		0.381	3.669	7.683	2.982

Total income from operations	$3.292		$0.878	$4.142	$8.099	$3.409

Less Distributions
From net investment income	$(0.552)		$(0.518)	$(0.502)	$(0.439)	$(0.449)

Total distributions	$(0.552)		$(0.518)	$(0.502)	$(0.439)	$(0.449)

Net asset value — End of year	$39.530		$36.790	$36.430	$32.790	$25.130

Total Return(2)	8.93%		2.41%	12.62%	32.27%	15.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,864		$50,278	$45,037	$40,603	$28,049
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.56%		0.56%	0.58%	0.59%	0.61%
Net investment income	1.38%		1.34%	1.37%	1.42%	1.74%
Portfolio Turnover of the Portfolio	1	%(5)	9%	8%	3%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$17.690		$17.500	$15.750	$12.060	$10.630

Income (Loss) From Operations
Net investment income(1)	$0.176		$0.168	$0.155	$0.137	$0.145
Net realized and unrealized gain	1.326		0.187	1.752	3.691	1.437

Total income from operations	$1.502		$0.355	$1.907	$3.828	$1.582

Less Distributions
From net investment income	$(0.172)		$(0.165)	$(0.157)	$(0.138)	$(0.152)

Total distributions	$(0.172)		$(0.165)	$(0.157)	$(0.138)	$(0.152)

Net asset value — End of year	$19.020		$17.690	$17.500	$15.750	$12.060

Total Return(2)	8.48%		2.03%	12.10%	31.76%	14.87%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$403,485		$379,685	$377,644	$352,976	$282,750
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.97%		0.97%	0.99%	1.00%	1.03%
Net investment income	0.98%		0.95%	0.94%	0.98%	1.24%
Portfolio Turnover of the Portfolio	1	%(5)	9%	8%	3%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$17.540		$17.330	$15.570	$11.920	$10.470

Income (Loss) From Operations
Net investment income(1)	$0.043		$0.035	$0.033	$0.031	$0.049
Net realized and unrealized gain	1.307		0.180	1.731	3.626	1.419

Total income from operations	$1.350		$0.215	$1.764	$3.657	$1.468

Less Distributions
From net investment income	$—		$(0.005)	$(0.004)	$(0.007)	$(0.018)

Total distributions	$—		$(0.005)	$(0.004)	$(0.007)	$(0.018)

Net asset value — End of year	$18.890		$17.540	$17.330	$15.570	$11.920

Total Return(2)	7.70%		1.24%	11.33%	30.68%	14.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,757		$4,230	$6,027	$8,046	$9,789
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.72%		1.72%	1.74%	1.75%	1.78%
Net investment income	0.24%		0.20%	0.20%	0.22%	0.43%
Portfolio Turnover of the Portfolio	1	%(5)	9%	8%	3%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class C
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$17.240		$17.070	$15.370	$11.780	$10.390

Income (Loss) From Operations
Net investment income(1)	$0.041		$0.034	$0.031	$0.031	$0.055
Net realized and unrealized gain	1.289		0.176	1.707	3.594	1.398

Total income from operations	$1.330		$0.210	$1.738	$3.625	$1.453

Less Distributions
From net investment income	$(0.040)		$(0.040)	$(0.038)	$(0.035)	$(0.063)

Total distributions	$(0.040)		$(0.040)	$(0.038)	$(0.035)	$(0.063)

Net asset value — End of year	$18.530		$17.240	$17.070	$15.370	$11.780

Total Return(2)	7.71%		1.23%	11.30%	30.78%	13.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$175,072		$173,494	$169,638	$158,015	$129,144
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.72%		1.72%	1.74%	1.75%	1.78%
Net investment income	0.23%		0.20%	0.19%	0.23%	0.48%
Portfolio Turnover of the Portfolio	1	%(5)	9%	8%	3%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

19	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class I
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$17.720		$17.530	$15.770	$12.080	$10.650

Income (Loss) From Operations
Net investment income(1)	$0.221		$0.213	$0.198	$0.174	$0.178
Net realized and unrealized gain	1.336		0.187	1.761	3.689	1.435

Total income from operations	$1.557		$0.400	$1.959	$3.863	$1.613

Less Distributions
From net investment income	$(0.217)		$(0.210)	$(0.199)	$(0.173)	$(0.183)

Total distributions	$(0.217)		$(0.210)	$(0.199)	$(0.173)	$(0.183)

Net asset value — End of year	$19.060		$17.720	$17.530	$15.770	$12.080

Total Return(2)	8.77%		2.28%	12.42%	32.01%	15.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,948		$61,538	$52,480	$36,757	$28,021
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.72%		0.72%	0.74%	0.75%	0.79%
Net investment income	1.23%		1.20%	1.19%	1.24%	1.51%
Portfolio Turnover of the Portfolio	1	%(5)	9%	8%	3%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

20	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class B, Class C and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Currently, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Tax-Managed Growth Fund 1.1 is closed to new investors. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (11.2% and 5.2% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2016). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2016, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of

21

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Notes to Financial Statements — continued

the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2016 and December 31, 2015 was as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:
Ordinary income
December 31, 2016	$13,528,997	$4,868,870
December 31, 2015	$12,934,940	$4,630,614

During the year ended December 31, 2016, the following amounts were reclassified due to differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio, redemptions in-kind and expired capital loss carryforwards.

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Change in:
Paid-in capital	$584,666,138	$373,685,119
Accumulated net realized loss	$(583,899,092)	$(373,656,657)
Accumulated undistributed net investment income	$(767,046)	$(28,462)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Undistributed ordinary income	$—	$77,919
Capital loss carryforwards and deferred capital losses	$(2,465,836)	$(11,095,383)
Net unrealized appreciation (depreciation)	$199,679,335	$(103,890,092)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio.

At December 31, 2016, the Funds, for federal income tax purposes, had capital loss carryforwards and/or deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule,

22

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Notes to Financial Statements — continued

capital loss carryforwards may be more likely to expire if unused. The amounts and expiration dates of the capital loss carryforwards, whose character is short-term, and the amounts of the deferred capital losses are as follows:

Expiration Date	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

December 31, 2017	$—	$10,124,862

Total capital loss carryforwards	$—	$10,124,862

Deferred capital losses
Short-term	$2,465,836	$970,521
Long-term	—	—

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services and a fee computed at an annual rate of 0.15% of average daily net assets from Tax-Managed Growth Fund 1.2 for such services. For the year ended December 31, 2016, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $931,231. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2016 were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

EVM’s Sub-Transfer Agent Fees	$122,298	$40,548
EVD’s Class A Sales Charges	$17,757	$49,434

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2016 for Class A shares amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A Distribution and Service Fees	$2,590,484	$950,467

23

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Notes to Financial Statements — continued

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended December 31, 2016, the Funds paid or accrued to EVD the following distribution fees:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class B Distribution Fees	$30,555	$25,765
Class C Distribution Fees	$1,934,336	$1,275,685

Pursuant to the Class B and Class C Plans, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2016 amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class B Service Fees	$10,185	$8,588
Class C Service Fees	$644,779	$425,228

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d), and Class B shares of Tax-Managed Growth Fund 1.1 are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2016, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B, and Class C shareholders:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A	$—	$1,000
Class B	$1,000	$—
Class C	$1,000	$1,000

6 Investment Transactions

For the year ended December 31, 2016, increases and decreases in each Fund’s investment in the Portfolio aggregated, as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$175,395	$86,215,306
Tax-Managed Growth Fund 1.2	19,802,063	32,695,674

24

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Notes to Financial Statements — continued

Decreases in each Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind, as follows:

Fund	Redemptions in-kind

Tax-Managed Growth Fund 1.1	$68,355,138
Tax-Managed Growth Fund 1.2	19,163,956

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Tax-Managed Growth Fund 1.1
	Year Ended December 31, 2016
	Class A	Class B	Class C	Class I

Sales	172,992	747	43,475	2,419,001
Issued to shareholders electing to receive payments of distributions in Fund shares	225,946	109	27,535	16,363
Redemptions	(2,015,709)	(10,171)	(532,887)	(2,034,573)
Exchange from Class B shares	40,225	—	—	—
Exchange to Class A shares	—	(41,121)	—	—

Net increase (decrease)	(1,576,546)	(50,436)	(461,877)	400,791

	Year Ended December 31, 2015
	Class A	Class B	Class C	Class I

Sales	170,806	1,759	59,479	2,259,075
Issued to shareholders electing to receive payments of distributions in Fund shares	242,030	159	25,741	11,849
Redemptions	(1,812,658)	(13,748)	(621,891)	(2,140,431)
Exchange from Class B shares	50,673	—	—	—
Exchange to Class A shares	—	(51,872)	—	—

Net increase (decrease)	(1,349,149)	(63,702)	(536,671)	130,493

Tax-Managed Growth Fund 1.2
	Year Ended December 31, 2016
	Class A	Class B	Class C	Class I

Sales	1,796,345	1,537	568,363	2,651,497
Issued to shareholders electing to receive payments of distributions in Fund shares	173,005	—	17,035	38,016
Redemptions	(2,295,461)	(24,944)	(1,199,215)	(2,020,936)
Exchange from Class B shares	71,003	—	—	—
Exchange to Class A shares	—	(71,815)	—	—

Net increase (decrease)	(255,108)	(95,222)	(613,817)	668,577

25

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Notes to Financial Statements — continued

	Year Ended December 31, 2015
	Class A	Class B	Class C	Class I

Sales	1,191,243	3,124	912,801	1,519,437
Issued to shareholders electing to receive payments of distributions in Fund shares	182,065	64	19,248	33,584
Redemptions	(1,569,286)	(20,563)	(806,216)	(1,072,836)
Exchange from Class B shares	88,060	—	—	—
Exchange to Class A shares	—	(89,136)	—	—

Net increase (decrease)	(107,918)	(106,511)	125,833	480,185

26

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2017

27

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2017 showed the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2016, each Fund designates approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax-Managed Growth Fund 1.1	$26,217,257
Tax-Managed Growth Fund 1.2	$12,001,883

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2016 ordinary income dividends, the following percentages qualify for the corporate dividends received deduction.

Tax-Managed Growth Fund 1.1	100%
Tax-Managed Growth Fund 1.2	100%

28

Tax-Managed Growth Portfolio

December 31, 2016

Portfolio of Investments

Common Stocks — 97.9%

Security	Shares	Value

Aerospace & Defense — 2.5%
Arconic, Inc.	17,586	$326,044
Boeing Co. (The)	986,085	153,513,713
General Dynamics Corp.	103,506	17,871,346
Huntington Ingalls Industries, Inc.	1	184
Lockheed Martin Corp.	48,815	12,200,821
Northrop Grumman Corp.	21,952	5,105,596
Raytheon Co.	60,797	8,633,174
Rockwell Collins, Inc.	166,787	15,471,162
United Technologies Corp.	944,851	103,574,567

		$316,696,607

Air Freight & Logistics — 1.8%
C.H. Robinson Worldwide, Inc.	349,401	$25,597,117
FedEx Corp.	281,164	52,352,737
United Parcel Service, Inc., Class B	1,245,933	142,833,759

		$220,783,613

Airlines — 0.0%(1)
American Airlines Group, Inc.	30,481	$1,423,158

		$1,423,158

Auto Components — 0.1%
Adient PLC(2)	15,055	$882,223
BorgWarner, Inc.	2,000	78,880
Gentex Corp.	497,018	9,786,284

		$10,747,387

Automobiles — 0.1%
Daimler AG	38,000	$2,817,700
Ford Motor Co.	338,900	4,110,857
General Motors Co.	8,945	311,644
Harley-Davidson, Inc.	800	46,672
Tesla Motors, Inc.(2)	3,069	655,814

		$7,942,687

Banks — 7.9%
Bank of America Corp.	1,963,974	$43,403,825
Bank of Montreal	4	288
BB&T Corp.	1,251,342	58,838,101
CIT Group, Inc.	66,161	2,823,751
Citigroup, Inc.	808,317	48,038,279
Commerce Bancshares, Inc.	24,150	1,396,112

Security	Shares	Value

Banks (continued)
CVB Financial Corp.	152,000	$3,485,360
Fifth Third Bancorp	1,147,220	30,940,523
HSBC Holdings PLC	220,592	1,763,907
HSBC Holdings PLC ADR	424	17,036
Huntington Bancshares, Inc.	85,471	1,129,927
ING Groep NV ADR	131,742	1,857,562
JPMorgan Chase & Co.	3,364,675	290,337,806
KeyCorp	111,718	2,041,088
M&T Bank Corp.	32,920	5,149,676
PNC Financial Services Group, Inc. (The)	71,422	8,353,517
Regions Financial Corp.	648,069	9,306,271
Societe Generale SA	460,793	22,664,936
SunTrust Banks, Inc.	324,267	17,786,045
SVB Financial Group(2)	5,433	932,629
Synovus Financial Corp.	1,565	64,290
Toronto-Dominion Bank (The)	29,644	1,462,635
U.S. Bancorp	2,622,358	134,710,530
Wells Fargo & Co.	5,549,180	305,815,310
Zions Bancorporation	38,805	1,670,167

		$993,989,571

Beverages — 2.6%
Anheuser-Busch InBev SA/NV ADR	1,630	$171,867
Boston Beer Co., Inc. (The), Class A(2)	3,130	531,630
Coca-Cola Co. (The)	2,962,486	122,824,670
Molson Coors Brewing Co., Class B	186,000	18,099,660
Monster Beverage Corp.(2)	90,615	4,017,869
PepsiCo, Inc.	1,701,774	178,056,614

		$323,702,310

Biotechnology — 4.2%
AbbVie, Inc.	1,829,447	$114,559,971
Agios Pharmaceuticals, Inc.(2)	54,880	2,290,142
Alexion Pharmaceuticals, Inc.(2)	322,413	39,447,231
Amgen, Inc.	1,043,905	152,629,350
Biogen, Inc.(2)	139,216	39,478,873
Celgene Corp.(2)	686,696	79,485,062
Gilead Sciences, Inc.	1,056,926	75,686,471
Incyte Corp.(2)	65,100	6,527,577
Regeneron Pharmaceuticals, Inc.(2)	4,491	1,648,601
Shire PLC ADR	4,138	705,033
Vertex Pharmaceuticals, Inc.(2)	290,000	21,364,300

		$533,822,611

29	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Building Products — 0.2%
A.O. Smith Corp.	24,000	$1,136,400
Fortune Brands Home & Security, Inc.	1,600	85,536
Johnson Controls International PLC	310,198	12,777,055
Lennox International, Inc.	99,434	15,230,306

		$29,229,297

Capital Markets — 5.8%
Affiliated Managers Group, Inc.(2)	275	$39,957
Ameriprise Financial, Inc.	210,135	23,312,377
Bank of New York Mellon Corp. (The)	447,375	21,196,627
BlackRock, Inc.	7,827	2,978,487
Brookfield Asset Management, Inc., Class A	8,547	282,136
CBOE Holdings, Inc.	158,225	11,691,245
Charles Schwab Corp. (The)	3,795,966	149,826,778
CME Group, Inc.	194,714	22,460,260
E*TRADE Financial Corp.(2)	4,593	159,147
Franklin Resources, Inc.	1,178,201	46,633,196
Goldman Sachs Group, Inc. (The)	584,397	139,933,862
Intercontinental Exchange, Inc.	108,460	6,119,313
Invesco, Ltd.	4,040	122,574
Legg Mason, Inc.	122,902	3,675,999
LPL Financial Holdings, Inc.	99,471	3,502,374
Moody’s Corp.	187,415	17,667,612
Morgan Stanley	2,232,607	94,327,646
Northern Trust Corp.	709,098	63,145,177
S&P Global, Inc.	86,290	9,279,627
State Street Corp.	772,398	60,030,772
Stifel Financial Corp.(2)	112,796	5,634,160
T. Rowe Price Group, Inc.	596,015	44,856,089
UBS AG(2)	9	141
Waddell & Reed Financial, Inc., Class A	8,833	172,332

		$727,047,888

Chemicals — 1.7%
AdvanSix, Inc.(2)	13,292	$294,285
Air Products and Chemicals, Inc.	12,258	1,762,946
Albemarle Corp.	66,157	5,694,794
Ashland Global Holdings, Inc.	25,092	2,742,305
Chemours Co. (The)	151	3,336
Dow Chemical Co. (The)	182,401	10,436,985
E.I. du Pont de Nemours & Co.	732,614	53,773,868
Eastman Chemical Co.	1,950	146,659
Ecolab, Inc.	507,237	59,458,321
LyondellBasell Industries NV, Class A	2,163	185,542
Monsanto Co.	397,992	41,872,738

Security	Shares	Value

Chemicals (continued)
NewMarket Corp.	12,172	$5,158,980
PPG Industries, Inc.	290,700	27,546,732
Praxair, Inc.	4,903	574,583
Sherwin-Williams Co. (The)	10,994	2,954,528
Valspar Corp. (The)	20,000	2,072,200
Westlake Chemical Corp.	1,000	55,990

		$214,734,792

Commercial Services & Supplies — 0.1%
Pitney Bowes, Inc.	14,270	$216,761
Stericycle, Inc.(2)	13,300	1,024,632
Waste Management, Inc.	109,181	7,742,025

		$8,983,418

Communications Equipment — 1.0%
Arista Networks, Inc.(2)	465,850	$45,080,304
Brocade Communications Systems, Inc.	176,629	2,206,096
Cisco Systems, Inc.	1,791,224	54,130,789
Juniper Networks, Inc.	290,392	8,206,478
Motorola Solutions, Inc.	2,986	247,510
Nokia Oyj ADR	192	924
Palo Alto Networks, Inc.(2)	140,438	17,561,772

		$127,433,873

Construction & Engineering — 0.0%(1)
Fluor Corp.	2,400	$126,048
Jacobs Engineering Group, Inc.(2)	56,851	3,240,507

		$3,366,555

Construction Materials — 0.0%(1)
Vulcan Materials Co.	49,298	$6,169,645

		$6,169,645

Consumer Finance — 1.7%
American Express Co.	965,791	$71,545,797
Capital One Financial Corp.	80,994	7,065,917
Discover Financial Services	957,957	69,059,120
LendingClub Corp.(2)	79,691	418,378
Navient Corp.	10,200	167,586
SLM Corp.(2)	10,200	112,404
Synchrony Financial	1,714,319	62,178,350

		$210,547,552

30	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Containers & Packaging — 0.0%(1)
Ball Corp.	12,644	$949,185
International Paper Co.	42,000	2,228,520
WestRock Co.	21,177	1,075,156

		$4,252,861

Distributors — 0.2%
Genuine Parts Co.	198,637	$18,977,779
LKQ Corp.(2)	175,000	5,363,750

		$24,341,529

Diversified Consumer Services — 0.0%(1)
H&R Block, Inc.	25,610	$588,774

		$588,774

Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class A(2)	453	$110,586,813
Berkshire Hathaway, Inc., Class B(2)	1,235,470	201,356,901

		$311,943,714

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	611,251	$25,996,505
CenturyLink, Inc.	5,086	120,945
Deutsche Telekom AG ADR	50,092	856,573
Frontier Communications Corp.	13,417	45,350
Verizon Communications, Inc.	292,537	15,615,625
Windstream Holdings, Inc.	4,107	30,104

		$42,665,102

Electric Utilities — 0.2%
Duke Energy Corp.	31,500	$2,445,030
Exelon Corp.	8,420	298,826
NextEra Energy, Inc.	104,195	12,447,135
Southern Co. (The)	104,092	5,120,285

		$20,311,276

Electrical Equipment — 1.1%
Acuity Brands, Inc.	11,121	$2,567,394
AMETEK, Inc.	58,946	2,864,776
Eaton Corp. PLC	92,083	6,177,849
Emerson Electric Co.	2,022,752	112,768,424
Rockwell Automation, Inc.	122,921	16,520,582

		$140,899,025

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	1,498,529	$36,369,299
Keysight Technologies, Inc.(2)	2,442	89,304
Knowles Corp.(2)	8,001	133,696
TE Connectivity, Ltd.	15,999	1,108,411

		$37,700,710

Energy Equipment & Services — 1.2%
Halliburton Co.	908,346	$49,132,435
National Oilwell Varco, Inc.	5,061	189,484
Schlumberger, Ltd.	1,208,406	101,445,684
Transocean, Ltd.(2)	2,884	42,510

		$150,810,113

Equity Real Estate Investment Trusts (REITs) — 0.0%(1)
American Tower Corp.	13,718	$1,449,718
Host Hotels & Resorts, Inc.	3,140	59,157
ProLogis, Inc.	2,000	105,580
Simon Property Group, Inc.	23,686	4,208,292

		$5,822,747

Food & Staples Retailing — 3.2%
Costco Wholesale Corp.	877,027	$140,420,793
CVS Health Corp.	1,176,138	92,809,050
Kroger Co. (The)	147,263	5,082,046
Sprouts Farmers Market, Inc.(2)	1,624,547	30,736,429
Sysco Corp.	389,033	21,540,757
Wal-Mart Stores, Inc.	1,229,731	84,999,007
Walgreens Boots Alliance, Inc.	334,078	27,648,295

		$403,236,377

Food Products — 1.5%
Archer-Daniels-Midland Co.	170,413	$7,779,353
Campbell Soup Co.	19,915	1,204,260
Conagra Brands, Inc.	219,407	8,677,547
Flowers Foods, Inc.	147,169	2,938,965
General Mills, Inc.	15,587	962,809
Hain Celestial Group, Inc. (The)(2)	7,590	296,238
Hershey Co. (The)	517,723	53,548,090
Hormel Foods Corp.	145,646	5,069,937
JM Smucker Co. (The)	12,692	1,625,338
Kellogg Co.	62,358	4,596,408
Kraft Heinz Co. (The)	11,260	983,223
Lamb Weston Holdings, Inc.(2)	73,135	2,768,160
McCormick & Co., Inc.	48,579	4,533,878

31	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Food Products (continued)
Mondelez International, Inc., Class A	304,371	$13,492,766
Nestle SA	1,150,695	82,432,989
Tyson Foods, Inc., Class A	5,000	308,400

		$191,218,361

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	1,588,445	$61,012,172
ABIOMED, Inc.(2)	8,390	945,385
Bard (C.R.), Inc.	25,000	5,616,500
Baxter International, Inc.	230,275	10,210,394
Becton, Dickinson and Co.	75,652	12,524,189
Boston Scientific Corp.(2)	26,487	572,914
Danaher Corp.	53,353	4,152,998
DexCom, Inc.(2)	69,542	4,151,657
Halyard Health, Inc.(2)	2,456	90,823
Intuitive Surgical, Inc.(2)	22,100	14,015,157
Medtronic PLC	528,682	37,658,019
St. Jude Medical, Inc.	17,174	1,377,183
Stryker Corp.	243,082	29,123,654
Zimmer Biomet Holdings, Inc.	133,186	13,744,795

		$195,195,840

Health Care Providers & Services — 0.5%
Acadia Healthcare Co., Inc.(2)	32,000	$1,059,200
Aetna, Inc.	17,840	2,212,338
AmerisourceBergen Corp.	21,330	1,667,793
Anthem, Inc.	54,347	7,813,468
Cardinal Health, Inc.	171,141	12,317,018
Centene Corp.(2)	1,005	56,793
Cigna Corp.	1,464	195,283
DaVita, Inc.(2)	169,352	10,872,398
Express Scripts Holding Co.(2)	98,719	6,790,880
HCA Holdings, Inc.(2)	145,114	10,741,338
Henry Schein, Inc.(2)	12,854	1,950,080
Humana, Inc.	482	98,343
McKesson Corp.	3,784	531,463
PharMerica Corp.(2)	1,805	45,396
UnitedHealth Group, Inc.	67,281	10,767,651

		$67,119,442

Health Care Technology — 0.0%(1)
Cerner Corp.(2)	1,440	$68,213

		$68,213

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.3%
Carnival Corp.	1,216	$63,305
Chipotle Mexican Grill, Inc.(2)	659	248,654
Marriott International, Inc., Class A	1,283,017	106,079,846
Marriott International, Inc., Class A(3)	200,000	16,501,274
Marriott International, Inc., Class A(3)	297,981	24,624,750
McDonald’s Corp.	350,116	42,616,119
Starbucks Corp.	3,637,484	201,953,112
Yum China Holdings, Inc.(2)	228,873	5,978,163
Yum! Brands, Inc.	290,179	18,377,036

		$416,442,259

Household Durables — 0.2%
D.R. Horton, Inc.	1,455	$39,765
Harman International Industries, Inc.	26,105	2,901,832
Newell Brands, Inc.(3)	346,781	15,483,772
Tempur Sealy International, Inc.(2)	65,198	4,451,719
Whirlpool Corp.	1,391	252,842

		$23,129,930

Household Products — 1.6%
Colgate-Palmolive Co.	1,211,973	$79,311,513
Energizer Holdings, Inc.	9,500	423,795
Kimberly-Clark Corp.	25,068	2,860,760
Procter & Gamble Co. (The)	1,442,354	121,273,125

		$203,869,193

Independent Power and Renewable Electricity Producers — 0.0%(1)
AES Corp. (The)	1,730	$20,103

		$20,103

Industrial Conglomerates — 2.6%
3M Co.	796,707	$142,267,969
Carlisle Cos., Inc.	39,148	4,317,633
General Electric Co.	4,402,967	139,133,757
Honeywell International, Inc.	337,001	39,041,566

		$324,760,925

Insurance — 1.0%
Aegon NV ADR	192,110	$1,062,368
Aflac, Inc.	218,366	15,198,274
Alleghany Corp.(2)	3,985	2,423,358
Allstate Corp. (The)	583	43,212
American International Group, Inc.	144,141	9,413,849
Aon PLC	75,914	8,466,689

32	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
Arch Capital Group, Ltd.(2)	13,000	$1,121,770
Arthur J. Gallagher & Co.	109,699	5,699,960
Chubb, Ltd.	4,534	599,032
Cincinnati Financial Corp.	141,081	10,686,886
Hartford Financial Services Group, Inc.	5,762	274,559
Markel Corp.(2)	6,362	5,754,429
Marsh & McLennan Cos., Inc.	82,951	5,606,658
MetLife, Inc.	8,411	453,269
Progressive Corp.	1,230,644	43,687,862
Prudential Financial, Inc.	18,767	1,952,894
Torchmark Corp.	78,790	5,811,550
Travelers Companies, Inc. (The)	89,766	10,989,154
Willis Towers Watson PLC	104	12,717

		$129,258,490

Internet & Direct Marketing Retail — 2.6%
Amazon.com, Inc.(2)	338,164	$253,579,039
Expedia, Inc.	2,670	302,457
Netflix, Inc.(2)	63,000	7,799,400
Priceline Group, Inc. (The)(2)	44,261	64,889,282
Wayfair, Inc.(2)	23,387	819,714

		$327,389,892

Internet Software & Services — 6.9%
Akamai Technologies, Inc.(2)	225,000	$15,003,000
Alibaba Group Holding, Ltd. ADR(2)	186,157	16,346,446
Alphabet, Inc., Class A(2)	285,459	226,211,985
Alphabet, Inc., Class C(2)	314,528	242,759,001
Baidu, Inc. ADR(2)	32,500	5,343,325
eBay, Inc.(2)	1,282,247	38,069,913
Facebook, Inc., Class A(2)	2,612,646	300,584,922
IAC/InterActiveCorp(2)	17,583	1,139,203
Pandora Media, Inc.(2)	37,000	482,480
Twitter, Inc.(2)	654,278	10,664,731
VeriSign, Inc.(2)	17,631	1,341,190
Yahoo! Inc.(2)	144,071	5,571,226
Yelp, Inc.(2)	145,608	5,552,033

		$869,069,455

IT Services — 2.2%
Accenture PLC, Class A	594,562	$69,641,047
Alliance Data Systems Corp.	686	156,751
Automatic Data Processing, Inc.	118,618	12,191,558
Broadridge Financial Solutions, Inc.	16,037	1,063,253
Cognizant Technology Solutions Corp., Class A(2)	5,578	312,535

Security	Shares	Value

IT Services (continued)
Fidelity National Information Services, Inc.	70,844	$5,358,640
Fiserv, Inc.(2)	49,812	5,294,019
International Business Machines Corp.	379,182	62,940,420
MasterCard, Inc., Class A	42,126	4,349,510
Paychex, Inc.	705,192	42,932,089
PayPal Holdings, Inc.(2)	540,457	21,331,838
Sabre Corp.	2,290	57,136
Square, Inc., Class A(2)	96,040	1,309,025
Total System Services, Inc.	5	245
Visa, Inc., Class A	582,335	45,433,777
Western Union Co.	60,362	1,311,063

		$273,682,906

Leisure Products — 0.0%(1)
Mattel, Inc.	26,506	$730,240
Polaris Industries, Inc.	4,104	338,129

		$1,068,369

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	651,639	$29,688,673
Illumina, Inc.(2)	10,000	1,280,400
Quintiles IMS Holdings, Inc.(2)	24,800	1,886,040
Thermo Fisher Scientific, Inc.	22,176	3,129,033

		$35,984,146

Machinery — 1.9%
Caterpillar, Inc.	208,665	$19,351,592
Deere & Co.	391,930	40,384,467
Donaldson Co., Inc.	89,373	3,760,816
Dover Corp.	325,614	24,398,257
Fortive Corp.	26,676	1,430,634
Illinois Tool Works, Inc.	1,036,897	126,978,407
Ingersoll-Rand PLC	4,580	343,683
Manitowoc Co., Inc. (The)(2)	45,741	273,531
Manitowoc Foodservice, Inc.(2)	45,741	884,174
PACCAR, Inc.	171,748	10,974,697
Parker-Hannifin Corp.	16,957	2,373,980
Pentair PLC	4	224
Snap-on, Inc.	15,151	2,594,912
WABCO Holdings, Inc.(2)	3,080	326,942
Wabtec Corp.	12,082	1,003,048

		$235,079,364

33	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Media — 3.2%
CBS Corp., Class B	326,925	$20,798,969
Comcast Corp., Class A	1,626,745	112,326,742
Discovery Communications, Inc., Class A(2)	6,930	189,951
Discovery Communications, Inc., Class C(2)	207	5,543
Liberty Braves Group, Series A(2)	1,236	25,326
Liberty Braves Group, Series C(2)	2,473	50,919
Liberty Broadband Corp., Series A(2)	3,091	223,974
Liberty Broadband Corp., Series C(2)	6,183	457,975
Liberty Global PLC, Class A(2)	8,854	270,844
Liberty Global PLC, Class C(2)	27,614	820,136
Liberty Global PLC LiLAC, Class A(2)	1,546	33,950
Liberty Global PLC LiLAC, Class C(2)	4,825	102,145
Liberty Media Group, Series A(2)	3,091	96,903
Liberty Media Group, Series C(2)	6,183	193,713
Liberty SiriusXM Group, Series A(2)	12,367	426,909
Liberty SiriusXM Group, Series C(2)	24,734	838,977
News Corp., Class A	24	275
Omnicom Group, Inc.	148,152	12,609,217
TEGNA, Inc.	1,201	25,689
Time Warner, Inc.	154,834	14,946,126
Time, Inc.	109	1,946
Twenty-First Century Fox, Inc., Class A	16,333	457,977
Viacom, Inc., Class B	410,639	14,413,429
Walt Disney Co. (The)	2,162,340	225,359,075

		$404,676,710

Metals & Mining — 0.2%
Alcoa Corp.	5,862	$164,605
Cliffs Natural Resources, Inc.(2)	527,743	4,438,319
Freeport-McMoRan, Inc.(2)	498	6,568
Glencore PLC(2)	598,405	2,021,940
Lonmin PLC(2)	64	111
Nucor Corp.	235,636	14,025,055

		$20,656,598

Multi-Utilities — 0.0%(1)
Consolidated Edison, Inc.	782	$57,618
Dominion Resources, Inc.	4,100	314,019
DTE Energy Co.	52,668	5,188,324
Sempra Energy	3,787	381,124
WEC Energy Group, Inc.	3,742	219,468

		$6,160,553

Multiline Retail — 0.2%
Dollar Tree, Inc.(2)	138,104	$10,658,867

Security	Shares	Value

Multiline Retail (continued)
Nordstrom, Inc.	6,000	$287,580
Target Corp.	173,907	12,561,302

		$23,507,749

Oil, Gas & Consumable Fuels — 6.1%
Anadarko Petroleum Corp.	797,255	$55,592,591
Antero Resources Corp.(2)	1,633,197	38,625,109
Apache Corp.	175,832	11,160,057
California Resources Corp.(2)	275	5,855
Cheniere Energy, Inc.(2)	342,305	14,181,696
Cheniere Energy, Inc.(2)(3)	300,000	12,429,000
Chesapeake Energy Corp.(2)	288	2,022
Chevron Corp.	724,202	85,238,575
Concho Resources, Inc.(2)	40,000	5,304,000
ConocoPhillips	302,494	15,167,049
Devon Energy Corp.	1,380,333	63,039,808
EOG Resources, Inc.	1,077,613	108,946,674
Exxon Mobil Corp.	3,393,659	306,311,661
Hess Corp.	64,190	3,998,395
Kinder Morgan, Inc.	5,815	120,429
Marathon Oil Corp.	170,827	2,957,015
Marathon Petroleum Corp.	160,826	8,097,589
Murphy Oil Corp.	145,312	4,523,563
Occidental Petroleum Corp.	12,864	916,303
Phillips 66	185,557	16,033,980
Pioneer Natural Resources Co.	8,224	1,480,896
Range Resources Corp.	291,845	10,027,794
Royal Dutch Shell PLC, Class A ADR	70,142	3,814,322
Southwestern Energy Co.(2)	730	7,899
Williams Cos., Inc.	4,625	144,023
WPX Energy, Inc.(2)	666	9,704

		$768,136,009

Personal Products — 0.0%(1)
Estee Lauder Cos., Inc. (The), Class A	40,363	$3,087,366
Unilever NV – NY Shares	19,032	781,454
Unilever PLC ADR	9,246	376,312

		$4,245,132

Pharmaceuticals — 5.9%
Allergan PLC(2)	89,986	$18,897,960
Bristol-Myers Squibb Co.	2,212,052	129,272,319
Catalent, Inc.(2)	45,943	1,238,623
Eli Lilly & Co.	1,307,323	96,153,607
GlaxoSmithKline PLC ADR	1,468	56,533

34	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals (continued)
Johnson & Johnson	2,010,983	$231,685,351
Mallinckrodt PLC(2)	9,126	454,657
Merck & Co., Inc.	1,291,003	76,001,347
Novartis AG ADR	114,005	8,304,124
Novo Nordisk A/S ADR	1,271,336	45,590,109
Pfizer, Inc.	1,575,770	51,181,010
Roche Holding AG ADR	35,808	1,021,602
Sanofi ADR	5,100	206,244
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	60,605,867
Zoetis, Inc.	361,174	19,333,644

		$740,002,997

Professional Services — 0.1%
Equifax, Inc.	12,654	$1,496,082
Nielsen Holdings PLC	72,356	3,035,334
On Assignment, Inc.(2)	105,500	4,658,880
On Assignment, Inc.(2)(3)	23,537	1,039,134
Verisk Analytics, Inc.(2)	61,792	5,015,657

		$15,245,087

Road & Rail — 0.4%
Canadian National Railway Co.	1,231	$82,969
CSX Corp.	32,090	1,152,994
Kansas City Southern	7,000	593,950
Norfolk Southern Corp.	174,137	18,818,985
Union Pacific Corp.	305,976	31,723,592

		$52,372,490

Semiconductors & Semiconductor Equipment — 5.0%
Analog Devices, Inc.	599,209	$43,514,558
Applied Materials, Inc.	100,000	3,227,000
Broadcom, Ltd.	50,933	9,003,426
Cypress Semiconductor Corp.	107,346	1,228,038
Intel Corp.	6,793,662	246,406,121
Linear Technology Corp.	50,000	3,117,500
Marvell Technology Group, Ltd.	95,391	1,323,073
Microchip Technology, Inc.	141,903	9,103,078
NVIDIA Corp.	414,483	44,241,916
QUALCOMM, Inc.	2,801,522	182,659,234
Texas Instruments, Inc.	1,022,722	74,628,024
Versum Materials, Inc.(2)	6,129	172,041
Xilinx, Inc.	90,186	5,444,529

		$624,068,538

Security	Shares	Value

Software — 3.9%
Activision Blizzard, Inc.	218,092	$7,875,302
Adobe Systems, Inc.(2)	487,858	50,224,981
Autodesk, Inc.(2)	5,071	375,305
Cadence Design Systems, Inc.(2)	344,974	8,700,244
CDK Global, Inc.	3	179
Check Point Software Technologies, Ltd.(2)	150,000	12,669,000
Citrix Systems, Inc.(2)	5,976	533,717
Dell Technologies, Inc., Class V(2)	156	8,575
FireEye, Inc.(2)	82,732	984,511
Fortinet, Inc.(2)	20,000	602,400
Intuit, Inc.	13,739	1,574,627
Manhattan Associates, Inc.(2)	56,873	3,015,975
Microsoft Corp.	3,253,021	202,142,725
Oracle Corp.	3,943,269	151,618,693
Paycom Software, Inc.(2)	517,805	23,554,949
salesforce.com, inc.(2)	20,351	1,393,230
ServiceNow, Inc.(2)	163,113	12,125,820
Splunk, Inc.(2)	100,000	5,115,000
Symantec Corp.	72,900	1,741,581
Synopsys, Inc.(2)	5,660	333,148
Tableau Software, Inc., Class A(2)	13,699	577,413
Workday, Inc., Class A(2)	68,726	4,542,101
Workday, Inc., Class A(2)(3)	34,000	2,245,937

		$491,955,413

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	62,547	$10,577,949
Advance Auto Parts, Inc.(3)	16,346	2,764,435
AutoNation, Inc.(2)	5,972	290,538
Bed Bath & Beyond, Inc.	7,000	284,480
Best Buy Co., Inc.	133,011	5,675,579
Dick’s Sporting Goods, Inc.	35,000	1,858,500
Gap, Inc. (The)	89,138	2,000,257
GNC Holdings, Inc., Class A	900	9,936
Home Depot, Inc. (The)	418,523	56,115,564
L Brands, Inc.	41,877	2,757,182
Lowe’s Companies, Inc.	472,883	33,631,439
O’Reilly Automotive, Inc.(2)	18,062	5,028,641
Ross Stores, Inc.	166,083	10,895,045
Ross Stores, Inc.(3)	42,798	2,807,549
Signet Jewelers, Ltd.	65,986	6,219,840
Staples, Inc.	144,626	1,308,865
Tiffany & Co.	600	46,458
TJX Cos., Inc. (The)	1,769,766	132,962,519
Tractor Supply Co.	93,481	7,086,795

35	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail (continued)
Ulta Salon, Cosmetics & Fragrance, Inc.(2)	67,767	$17,276,519

		$299,598,090

Technology Hardware, Storage & Peripherals — 3.3%
Apple, Inc.	3,415,370	$395,568,154
NetApp, Inc.	414,967	14,635,886

		$410,204,040

Textiles, Apparel & Luxury Goods — 1.7%
Hanesbrands, Inc.	1,012,238	$21,833,973
Luxottica Group SpA ADR	20,606	1,106,542
NIKE, Inc., Class B	3,819,354	194,137,764
VF Corp.	39,525	2,108,659

		$219,186,938

Tobacco — 0.5%
Altria Group, Inc.	184,427	$12,470,954
Philip Morris International, Inc.	485,977	44,462,036
Reynolds American, Inc.	6,462	362,130

		$57,295,120

Trading Companies & Distributors — 0.0%(1)
Fastenal Co.	661	$31,054
United Rentals, Inc.(2)	2,000	211,160

		$242,214

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV ADR, Series L	346,647	$4,357,353
Sprint Corp.(2)	1	8
Vodafone Group PLC ADR	95,700	2,337,951

		$6,695,312

Total Common Stocks (identified cost $6,896,630,574)		$12,316,799,070

Rights — 0.0%(1)

Security	Shares	Value

Pharmaceuticals — 0.0%(1)
Sanofi, Exp. 12/31/20(2)	6,984	$2,654

Total Rights (identified cost $16,440)		$2,654

Short-Term Investments — 2.0%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.81%(4)	245,785,225	$245,809,804

Total Short-Term Investments (identified cost $245,797,941)		$245,809,804

Total Investments — 99.9% (identified cost $7,142,444,955)		$12,562,611,528

Other Assets, Less Liabilities — 0.1%		$14,412,595

Net Assets — 100.0%		$12,577,024,123

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	Restricted security (see Note 5).

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2016.

Abbreviations:

ADR	–	American Depositary Receipt

36	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Statement of Assets and Liabilities

Assets	December 31, 2016
Unaffiliated investments, at value (identified cost, $6,896,647,014)	$12,316,801,724
Affiliated investment, at value (identified cost, $245,797,941)	245,809,804
Cash	479,341
Foreign currency, at value (identified cost, $99)	93
Dividends receivable	12,233,047
Dividend receivable from affiliated investment	143,622
Receivable for investments sold	2,680,388
Tax reclaims receivable	4,233,684
Total assets	$12,582,381,703

Liabilities
Payable to affiliates:
Investment adviser fee	$4,600,328
Trustees’ fees	17,000
Accrued expenses	740,252
Total liabilities	$5,357,580
Net Assets applicable to investors’ interest in Portfolio	$12,577,024,123

Sources of Net Assets
Investors’ capital	$7,157,042,710
Net unrealized appreciation	5,419,981,413
Total	$12,577,024,123

37	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Statement of Operations

Investment Income	Year Ended December 31, 2016
Dividends (net of foreign taxes, $1,550,177)	$218,826,354
Interest allocated from/dividends from affiliated investment	1,137,142
Expenses allocated from affiliated investment	(21,587)
Total investment income	$219,941,909

Expenses
Investment adviser fee	$50,540,735
Trustees’ fees and expenses	68,000
Custodian fee	1,666,131
Professional fees	300,484
Miscellaneous	382,363
Total expenses	$52,957,713

Net investment income	$166,984,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions(1)	$292,656,586
Investment transactions in/allocated from affiliated investment	10,095
Foreign currency transactions	(36,553)
Net realized gain	$292,630,128
Change in unrealized appreciation (depreciation) —
Investments	$541,481,668
Investments — affiliated investment	11,863
Foreign currency	(61,951)
Net change in unrealized appreciation (depreciation)	$541,431,580

Net realized and unrealized gain	$834,061,708

Net increase in net assets from operations	$1,001,045,904

(1)	Includes $294,779,227 of net realized gains from redemptions in-kind.

38	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$166,984,196	$153,888,659
Net realized gain from investment and foreign currency transactions	292,630,128	302,041,763
Net change in unrealized appreciation (depreciation) from investments and foreign currency	541,431,580	(194,073,100)
Net increase in net assets from operations	$1,001,045,904	$261,857,322
Capital transactions —
Contributions	$1,168,134,044	$1,134,112,358
Withdrawals	(647,540,645)	(886,281,300)
Net increase in net assets from capital transactions	$520,593,399	$247,831,058

Net increase in net assets	$1,521,639,303	$509,688,380

Net Assets
At beginning of year	$11,055,384,820	$10,545,696,440
At end of year	$12,577,024,123	$11,055,384,820

39	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2016		2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.47%		0.47%	0.47%	0.48%	0.48%
Net investment income	1.48%		1.44%	1.45%	1.50%	1.78%
Portfolio Turnover	1	%(2)	9%	8%	3%	2%

Total Return	9.06%		2.53%	12.73%	32.39%	15.48%

Net assets, end of year (000’s omitted)	$12,577,024		$11,055,385	$10,545,696	$9,414,954	$7,729,091

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6% for the year ended December 31, 2016.

40	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2016, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 6.6%, 11.2%, 5.2%, and 1.1% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 75.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Fund recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share

41

Tax-Managed Growth Portfolio

December 31, 2016

Notes to Financial Statements — continued

of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Under the investment advisory agreement, BMR receives a monthly advisory fee at a rate of 0.625% annually of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2016, the Portfolio’s investment adviser fee amounted to $50,540,735 or 0.45% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

42

Tax-Managed Growth Portfolio

December 31, 2016

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $149,386,838 and $71,076,993, respectively, for the year ended December 31, 2016. In addition, investors contributed securities with an aggregate market value of $1,060,077,569 and investments having an aggregate market value of $554,873,318 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,387,559,137

Gross unrealized appreciation	$10,186,269,378
Gross unrealized depreciation	(11,216,987)

Net unrealized appreciation	$10,175,052,391

The net unrealized depreciation on foreign currency transactions at December 31, 2016 on a federal income tax basis was $185,160.

5  Restricted Securities

At December 31, 2016, the Portfolio owned the following securities (representing 0.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

Advance Auto Parts, Inc.	6/23/16	6/23/17	16,346	$2,500,048	$2,764,435
Cheniere Energy, Inc.	6/23/16	6/23/17	300,000	10,620,111	12,429,000
Marriott International, Inc., Class A	9/22/16	9/22/17	200,000	13,969,082	16,501,274
Marriott International, Inc., Class A	12/15/16	12/15/17	297,981	25,000,019	24,624,750
Newell Brands, Inc.	6/23/16	6/23/17	346,781	16,823,036	15,483,772
On Assignment, Inc.	9/22/16	9/22/17	23,537	867,611	1,039,134
Ross Stores, Inc.	4/7/16	4/7/17	42,798	2,500,001	2,807,549
Workday, Inc., Class A	12/15/16	12/15/17	34,000	2,342,108	2,245,937

Total Restricted Securities				$74,622,016	$77,895,851

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2016.

43

Tax-Managed Growth Portfolio

December 31, 2016

Notes to Financial Statements — continued

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$1,717,494,290	$41,126,024		$—	$1,758,620,314
Consumer Staples	1,101,133,504	82,432,989		—	1,183,566,493
Energy	918,946,122	—		—	918,946,122
Financials	2,348,358,372	24,428,843		—	2,372,787,215
Health Care	1,572,193,249	—		—	1,572,193,249
Industrials	1,348,042,619	1,039,134		—	1,349,081,753
Information Technology	2,831,868,998	2,245,937		—	2,834,114,935
Materials	243,791,845	2,022,051		—	245,813,896
Real Estate	5,822,747	—		—	5,822,747
Telecommunication Services	49,360,414	—		—	49,360,414
Utilities	26,491,932	—		—	26,491,932

Total Common Stocks	$12,163,504,092	$153,294,978	*	$—	$12,316,799,070

Rights	$2,654	$—		$—	$2,654
Short-Term Investments	—	245,809,804		—	245,809,804

Total Investments	$12,163,506,746	$399,104,782		$—	$12,562,611,528

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2015 whose fair value was determined using Level 3 inputs. At December 31, 2016, the value of investments transferred between Level 1 and Level 2 during the year ended was not significant.

8  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.4% of net assets at December 31, 2016).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

44

Tax-Managed Growth Portfolio

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2017

45

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

46

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

47

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

48

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

49

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

50

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

52

Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966    12.31.16

Parametric Commodity Strategy Fund

Annual Report

December 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser and sub-adviser are registered with the CFTC as a commodity pool operators and commodity trading advisors. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-0761.

Annual Report December 31, 2016

Parametric Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Parametric Commodity Strategy Fund

December 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The commodity asset class, as measured by the Bloomberg Commodity Index Total Return (the Index),2 found strength in 2016, finishing the year up 11.77%. Commodity prices broadly increased over the first six months, before becoming range-bound the remainder of the year. Nearly three quarters of the Index commodities were up on the year, as production cuts in many markets helped reduce excess supply.

Industrial metals was the best performing sector over the year, as many mines were closed or idled due to low prices. Also lifting the market was greater demand in China for new automobiles, as well as expectations for greater demand in the U.S. due to infrastructure spending.

The energy sector experienced similar strength, largely on the back of increasing crude oil prices. This was due to lower supplies from North American oilfields, an agreement by members of the Organization of Petroleum Exporting Countries (OPEC) to cut production, and expected cuts outside of OPEC. Gasoline and gas oil prices broadly mirrored the increase in the price of crude oil, one of the main inputs in producing both commodities.

Precious metals and soft agriculture also increased over the course of 2016. Gold and silver benefited much of the year from heightened global volatility and ongoing delays by the U.S. Federal Reserve to increase short-term interest rates, while expectations for another year of a global supply deficit buoyed sugar.

Fund Performance

For the fiscal year ended December 31, 2016, Parametric Commodity Strategy Fund (the Fund) Investor Class shares had a total return of 13.78% at net asset value (NAV), outperforming the Fund’s benchmark, the Bloomberg Commodity Index Total Return (the Index), which had a total return of 11.77% during the same period.

The main contributor to the Fund’s return versus the Index was the Fund’s large underweight to corn. Corn saw a decline in price over the year as pristine growing conditions and record plantings early in the year led way to a strong fall harvest with robust yields. In addition, the Fund benefited from its overweight to gas oil, as prices increased with the overall energy market. Finally, an overweight to zinc contributed to Fund performance versus the Index, as this commodity was up nearly 60% in 2016.

The largest detractor from the Fund’s relative performance versus the Index was its underweight position in Brent crude oil, as expectations for falling production lifted crude oil prices. An underweight to soybean meal also detracted from relative performance, as difficult growing conditions mid-year harmed many soybean crops in Latin America, causing an increase in price. In addition, non-Index positions in cocoa and feeder cattle hurt relative performance versus the Index, as both commodities declined over the year.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Commodity Strategy Fund

December 31, 2016

Performance2,3

Portfolio Managers Thomas C. Seto and Timothy W. Atwill, Ph.D., CFA, each of Parametric Portfolio Associates, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	01/03/2012	05/25/2011	13.78%	–7.25%	–8.93%
Institutional Class at NAV	05/25/2011	05/25/2011	14.04	–7.03	–8.74
Bloomberg Commodity Index Total Return	—	—	11.77%	–8.94%	–10.48%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				1.19%	0.94%
Net				0.90	0.65

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	05/25/2011	$29,929	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Commodity Strategy Fund

December 31, 2016

Fund Profile

Commodity Exposure (% of net assets)5

Commodities Futures Contracts

Agriculture	26.24%	Industrial Metals	24.21%
Sugar	3.67	Copper	7.20
Corn	3.64	Aluminum	7.17
Coffee	3.61	Zinc	3.61
Soybean	3.59	Nickel	3.56
Soybean Oil	3.58	Lead	1.78
Wheat	2.73	Tin	0.89
Cotton	1.82
Soybean Meal	1.82	Precious Metals	17.92%
Cocoa	1.78	Silver	7.16
Energy	25.20%	Gold	7.14
RBOB Gasoline	7.21	Platinum	1.81
Natural Gas	7.19	Palladium	1.81
Ultra-Low Sulphur Diesel	3.62	Livestock	6.35%
Low Sulphur Gasoil	3.56	Live Cattle	3.60
Brent Crude Oil	1.82	Lean Hogs	1.86
WTI Crude Oil	1.80	Feeder Cattle	0.89

Asset Allocation (% of net assets)6

*	Short-Term Investments are held as collateral for the Fund’s futures contracts positions.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Parametric Commodity Strategy Fund

December 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Investor Class is linked to Institutional Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.
[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2016, the annual rate for the investment adviser and administration fee was reduced from 0.60% to 0.55% pursuant to a fee reduction agreement.

5

Parametric Commodity Strategy Fund

December 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 – December 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16 – 12/31/16)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,008.70	$4.70	**	0.93%
Institutional Class	$1,000.00	$1,010.10	$3.44	**	0.68%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,020.50	$4.72	**	0.93%
Institutional Class	$1,000.00	$1,021.70	$3.46	**	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2016.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric Commodity Strategy Fund

December 31, 2016

Consolidated Portfolio of Investments

Short-Term Investments — 98.8%

U.S. Treasury Obligations — 89.8%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 2/2/17	$7,800	$7,797,293
U.S. Treasury Bill, 0.00%, 3/2/17	6,000	5,995,410
U.S. Treasury Bill, 0.00%, 3/30/17(1)(2)	11,600	11,586,312
U.S. Treasury Bill, 0.00%, 4/27/17	14,500	14,475,321
U.S. Treasury Bill, 0.00%, 5/25/17(2)	8,000	7,980,985
U.S. Treasury Bill, 0.00%, 7/20/17(1)(2)	6,360	6,337,702
U.S. Treasury Bill, 0.00%, 8/17/17	49,340	49,132,476
U.S. Treasury Bill, 0.00%, 9/14/17	4,600	4,577,363
U.S. Treasury Bill, 0.00%, 10/12/17(1)(2)	4,500	4,473,369
U.S. Treasury Bill, 0.00%, 11/9/17	27,200	27,014,360

Total U.S. Treasury Obligations (identified cost $139,417,576)		$139,370,591

Other — 9.0%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.81%(2)(3)	14,035,920	$14,037,323

Total Other (identified cost $14,038,639)		$14,037,323

Total Short-Term Investments (identified cost $153,456,215)		$153,407,914

Total Investments — 98.8% (identified cost $153,456,215)		$153,407,914

Other Assets, Less Liabilities — 1.2%		$1,787,264

Net Assets — 100.0%		$155,195,178

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for open futures contracts.

(2)	All or a portion of the security is held by a wholly-owned subsidiary (see Note 1).

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2016.

Futures Contracts(1)
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures
Brent Crude Oil	49	Long	Apr-17	$2,745,290	$2,817,010	$71,720
Cocoa	130	Long	Mar-17	3,448,000	2,763,800	(684,200)
Coffee	109	Long	Mar-17	6,171,938	5,601,919	(570,019)
Copper	90	Long	Mar-17	4,930,675	5,637,375	706,700
Corn	321	Long	Mar-17	5,740,213	5,649,600	(90,613)
Cotton No. 2	80	Long	Mar-17	2,758,380	2,826,000	67,620
Feeder Cattle	22	Long	Mar-17	1,275,062	1,376,100	101,038
Gold	96	Long	Apr-17	11,242,880	11,081,280	(161,600)
Hard Red Winter Wheat	68	Long	Mar-17	1,424,400	1,422,900	(1,500)
Lean Hogs	106	Long	Apr-17	2,584,040	2,886,380	302,340
Live Cattle	122	Long	Apr-17	5,331,040	5,591,260	260,220
LME Copper	44	Long	Jan-17	5,282,640	6,078,600	795,960
LME Copper	43	Long	Feb-17	5,331,785	5,945,019	613,234
LME Copper	40	Long	Mar-17	5,939,025	5,534,750	(404,275)
LME Copper	44	Short	Jan-17	(5,451,600)	(6,078,600)	(627,000)
LME Copper	43	Short	Feb-17	(6,393,133)	(5,945,019)	448,114
LME Lead	51	Long	Jan-17	2,608,523	2,554,463	(54,060)

7	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2016

Consolidated Portfolio of Investments — continued

Futures Contracts(1) (continued)
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
LME Lead	51	Long	Feb-17	$2,660,798	$2,559,563	$(101,235)
LME Lead	55	Long	Mar-17	3,147,144	2,766,500	(380,644)
LME Lead	51	Short	Jan-17	(2,654,423)	(2,554,463)	99,960
LME Lead	51	Short	Feb-17	(2,954,622)	(2,559,563)	395,059
LME Nickel	87	Long	Jan-17	5,265,414	5,206,950	(58,464)
LME Nickel	85	Long	Feb-17	5,350,155	5,096,430	(253,725)
LME Nickel	92	Long	Mar-17	6,336,243	5,526,072	(810,171)
LME Nickel	87	Short	Jan-17	(5,467,167)	(5,206,950)	260,217
LME Nickel	85	Short	Feb-17	(5,930,535)	(5,096,430)	834,105
LME Primary Aluminum	253	Long	Jan-17	10,611,729	10,714,550	102,821
LME Primary Aluminum	243	Long	Feb-17	10,549,845	10,268,269	(281,576)
LME Primary Aluminum	282	Long	Mar-17	12,212,927	11,933,888	(279,039)
LME Primary Aluminum	253	Short	Jan-17	(10,969,447)	(10,714,550)	254,897
LME Primary Aluminum	243	Short	Feb-17	(10,527,064)	(10,268,269)	258,795
LME Primary Aluminum	19	Short	Mar-17	(817,600)	(804,056)	13,544
LME Tin	13	Long	Jan-17	1,292,915	1,378,000	85,085
LME Tin	13	Long	Feb-17	1,371,500	1,377,025	5,525
LME Tin	13	Long	Mar-17	1,376,180	1,374,100	(2,080)
LME Tin	13	Short	Jan-17	(1,373,515)	(1,378,000)	(4,485)
LME Tin	13	Short	Feb-17	(1,378,910)	(1,377,025)	1,885
LME Zinc	90	Long	Jan-17	5,276,680	5,767,875	491,195
LME Zinc	86	Long	Feb-17	5,336,945	5,521,738	184,793
LME Zinc	88	Long	Mar-17	6,063,680	5,662,800	(400,880)
LME Zinc	90	Short	Jan-17	(5,576,850)	(5,767,875)	(191,025)
LME Zinc	86	Short	Feb-17	(5,939,053)	(5,521,738)	417,315
LME Zinc	1	Short	Mar-17	(64,750)	(64,350)	400
Low Sulphur Gasoil	109	Long	Mar-17	5,327,375	5,531,750	204,375
Natural Gas	295	Long	Jan-18	10,759,310	11,151,000	391,690
NY Harbor ULSD	77	Long	Mar-17	5,469,660	5,620,692	151,032
Palladium	41	Long	Mar-17	2,570,085	2,801,325	231,240
Platinum	62	Long	Apr-17	2,904,125	2,807,670	(96,455)
RBOB Gasoline	158	Long	Mar-17	10,551,000	11,190,950	639,950
Silver	139	Long	Mar-17	12,223,905	11,112,355	(1,111,550)
Soybean	111	Long	Mar-17	5,517,312	5,572,200	54,888
Soybean Meal	89	Long	Mar-17	2,761,050	2,817,740	56,690
Soybean Oil	267	Long	Mar-17	5,664,810	5,552,532	(112,278)
Sugar No. 11	261	Long	Mar-17	5,668,992	5,703,163	34,171
Wheat	138	Long	Mar-17	2,866,388	2,815,200	(51,188)
WTI Crude Oil	51	Long	Mar-17	2,750,970	2,787,660	36,690

						$1,845,206

(1)	Positions are held by a wholly-owned subsidiary (see Note 1).

8	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2016

Consolidated Portfolio of Investments — continued

Abbreviations:

LME	–	London Metal Exchange
ULSD	–	Ultra-Low Sulfur Diesel
WTI	–	West Texas Intermediate

9	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2016

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2016
Unaffiliated investments, at value (identified cost, $139,417,576)	$139,370,591
Affiliated investment, at value (identified cost, $14,038,639)	14,037,323
Cash	487,431
Dividend receivable from affiliated investment	8,643
Receivable for Fund shares sold	501,317
Receivable for variation margin on open futures contracts	1,173,796
Receivable from affiliates	49,988
Total assets	$155,629,089

Liabilities
Payable for Fund shares redeemed	$199,869
Payable to affiliates:
Investment adviser and administration fee	71,387
Distribution and service fees	6,477
Trustees’ fees	1,928
Accrued expenses	154,250
Total liabilities	$433,911
Net Assets	$155,195,178

Sources of Net Assets
Paid-in capital	$164,789,841
Accumulated net realized loss	(11,391,568)
Net unrealized appreciation	1,796,905
Total	$155,195,178

Investor Class Shares
Net Assets	$31,373,069
Shares Outstanding	5,874,259
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.34

Institutional Class Shares
Net Assets	$123,822,109
Shares Outstanding	22,957,121
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.39

10	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2016

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2016
Interest	$575,818
Interest allocated from/dividends from affiliated investment	78,865
Expenses allocated from affiliated investment	(1,502)
Total investment income	$653,181

Expenses
Investment adviser and administration fee	$784,251
Distribution and service fees
Investor Class	48,495
Trustees’ fees and expenses	7,266
Custodian fee	132,165
Transfer and dividend disbursing agent fees	52,907
Legal and accounting services	108,699
Printing and postage	14,548
Registration fees	52,822
Miscellaneous	17,155
Total expenses	$1,218,308
Deduct —
Allocation of expenses to affiliates	$251,310
Total expense reductions	$251,310

Net expenses	$966,998

Net investment loss	$(313,817)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$315
Investment transactions in/allocated from affiliated investment	3,448
Futures contracts	12,966,793
Net realized gain	$12,970,556
Change in unrealized appreciation (depreciation) —
Investments	$3,654
Investments — affiliated investment	(1,316)
Futures contracts	4,679,218
Net change in unrealized appreciation (depreciation)	$4,681,556

Net realized and unrealized gain	$17,652,112

Net increase in net assets from operations	$17,338,295

11	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment loss	$(313,817)	$(495,099)
Net realized gain (loss) from investment transactions, futures contracts and swap contracts	12,970,556	(21,821,066)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	4,681,556	(465,421)
Net increase (decrease) in net assets from operations	$17,338,295	$(22,781,586)
Distributions to shareholders —
From net investment income
Investor Class	$(1,908,444)	$—
Institutional Class	(7,689,057)	—
Total distributions to shareholders	$(9,597,501)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$25,827,413	$11,148,161
Institutional Class	42,259,060	131,549,417
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	1,908,444	—
Institutional Class	7,612,717	—
Cost of shares redeemed
Investor Class	(6,354,440)	(2,558,845)
Institutional Class	(30,736,131)	(101,227,739)
Net increase in net assets from Fund share transactions	$40,517,063	$38,910,994

Net increase in net assets	$48,257,857	$16,129,408

Net Assets
At beginning of year	$106,937,321	$90,807,913
At end of year	$155,195,178	$106,937,321

12	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2016

Consolidated Financial Highlights

	Investor Class
	Year Ended December 31,							Period Ended December 31, 2012(1)
	2016	2015		2014		2013
Net asset value — Beginning of period	$5.000	$6.440		$7.560		$8.460		$8.800

Income (Loss) From Operations
Net investment loss(2)	$(0.023)	$(0.042)		$(0.067)		$(0.068)		$(0.076)
Net realized and unrealized gain (loss)	0.710	(1.398)		(1.053)		(0.832)		0.052

Total income (loss) from operations	$0.687	$(1.440)		$(1.120)		$(0.900)		$(0.024)

Less Distributions
From net investment income	$(0.347)	$—		$—		$—		$(0.081)
From net realized gain	—	—		—		—		(0.003)
Tax return of capital	—	—		—		—		(0.232)

Total distributions	$(0.347)	$—		$—		$—		$(0.316)

Net asset value — End of period	$5.340	$5.000		$6.440		$7.560		$8.460

Total Return(3)(4)	13.78%	(22.36)%		(14.81)%		(10.64)%		(0.27	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,373	$9,579		$2,047		$2,280		$683
Ratios (as a percentage of average daily net assets):
Expenses(4)(6)	0.94%	0.95%		0.98%		1.00%		1.00	%(7)
Net investment loss	(0.43)%	(0.74)%		(0.88)%		(0.87)%		(0.87	)%(7)
Portfolio Turnover	0%	573	%(8)	1,232	%(8)	2,797	%(8)	3,455	%(8)(9)

(1)	For the period from the commencement of operations, January 3, 2012, to December 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.19%, 0.29%, 0.26%, 0.39% and 0.43% of average daily net assets for the years ended December 31, 2016, 2015, 2014 and 2013 and the period ended December 31, 2012, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Annualized.

(8)	Excluding the Fund’s investment in exchange-traded notes, which were used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

(9)	For the year ended December 31, 2012.

13	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2016

Consolidated Financial Highlights — continued

	Institutional Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Net asset value — Beginning of year	$5.040	$6.480		$7.590		$8.470		$8.600

Income (Loss) From Operations
Net investment loss(1)	$(0.011)	$(0.030)		$(0.048)		$(0.049)		$(0.055)
Net realized and unrealized gain (loss)	0.716	(1.410)		(1.062)		(0.831)		0.252

Total income (loss) from operations	$0.705	$(1.440)		$(1.110)		$(0.880)		$0.197

Less Distributions
From net investment income	$(0.355)	$—		$—		$—		$(0.084)
From net realized gain	—	—		—		—		(0.003)
Tax return of capital	—	—		—		—		(0.240)

Total distributions	$(0.355)	$—		$—		$—		$(0.327)

Net asset value — End of year	$5.390	$5.040		$6.480		$7.590		$8.470

Total Return(2)(3)	14.04%	(22.22)%		(14.62)%		(10.39)%		2.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$123,822	$97,359		$88,761		$84,073		$78,938
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.69%	0.70%		0.73%		0.75%		0.75%
Net investment loss	(0.20)%	(0.51)%		(0.63)%		(0.62)%		(0.63)%
Portfolio Turnover	0%	573	%(5)	1,232	%(5)	2,797	%(5)	3,455	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.19%, 0.29%, 0.26%, 0.39% and 0.43% of average daily net assets for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Excluding the Fund’s investment in exchange-traded notes, which were used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

14	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2016

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Commodity Strategy Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Investor Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2016 were $27,343,152 or 17.6% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

A summary of the Subsidiary’s financial information is presented below.

Subsidiary Financial Statement Information	Amount

Total assets	$27,405,261
Total liabilities	62,109
Net assets	27,343,152
Net investment income (loss)	(148,778)
Net realized gain (loss)	12,968,059
Net change in unrealized appreciation (depreciation)	4,683,773
Net increase (decrease) in net assets from operations	17,503,054

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Fund’s investment in Cash Reserves Fund reflected the Fund’s proportionate interest in its net assets and the Fund recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained

15

Parametric Commodity Strategy Fund

December 31, 2016

Notes to Consolidated Financial Statements — continued

from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund periodically, typically each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax

16

Parametric Commodity Strategy Fund

December 31, 2016

Notes to Consolidated Financial Statements — continued

accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2016 and December 31, 2015 was as follows:

	Year Ended December 31,
	2016	2015

Distributions declared from:
Ordinary income	$9,597,501	$—

During the year ended December 31, 2016, accumulated net realized gain was decreased by $23,373,468, accumulated net investment loss was decreased by $9,911,318 and paid-in capital was increased by $13,462,150 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for investments in partnerships and the Fund’s investment in the Subsidiary. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(48,354)
Net unrealized depreciation	$(9,546,309)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to investments in partnerships and the Fund’s investment in the Subsidiary.

At December 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $48,354 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2016, $15,452 are short-term and $32,902 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in the Subsidiary, at December 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$197,991,400

Gross unrealized appreciation	$6,278
Gross unrealized depreciation	(42,988,110)

Net unrealized depreciation	$(42,981,832)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement effective November 1, 2016 between the Trust and EVM and the investment advisory agreement and subsequent fee reduction agreement effective November 1, 2016 between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.55% of the Fund’s consolidated average daily net assets up to $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. Prior to November 1, 2016, the Fund and Subsidiary paid EVM an aggregate fee at an annual rate of 0.60% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on consolidated net assets of $500 million and over. For the year ended December 31, 2016, the investment adviser and administration fee amounted to $784,251 or 0.59% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. EVM and Parametric have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the

17

Parametric Commodity Strategy Fund

December 31, 2016

Notes to Consolidated Financial Statements — continued

extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90% and 0.65% (0.95% and 0.70% prior to November 1, 2016) of the Fund’s consolidated average daily net assets of Investor Class and Institutional Class, respectively. This agreement may be changed or terminated at any time after April 30, 2018. Pursuant to this agreement, EVM and Parametric were allocated $251,310 in total of the Fund’s operating expenses for the year ended December 31, 2016.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2016, EVM earned $740 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2016 amounted to $48,495 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

There were no purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2016.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2016	2015

Sales	4,797,378	2,066,196
Issued to shareholders electing to receive payments of distributions in Fund shares	360,084	—
Redemptions	(1,198,110)	(469,180)

Net increase	3,959,352	1,597,016

	Year Ended December 31,
Institutional Class	2016	2015

Sales	8,114,392	23,702,478
Issued to shareholders electing to receive payments of distributions in Fund shares	1,422,937	—
Redemptions	(5,881,604)	(18,096,424)

Net increase	3,655,725	5,606,054

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial

18

Parametric Commodity Strategy Fund

December 31, 2016

Notes to Consolidated Financial Statements — continued

statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2016 is included in the Consolidated Portfolio of Investments. At December 31, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including commodity futures contracts and commodity exchange-traded notes that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$8,573,268	(1)	$(6,728,062	)(1)

Total derivatives not subject to master netting or similar agreements	$8,573,268		$(6,728,062)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$12,966,793	(1)	$4,679,218	(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Futures contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Futures contracts.

19

Parametric Commodity Strategy Fund

December 31, 2016

Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended December 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short

$187,063,000	$57,795,000

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2016.

9  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Parametric Commodity Strategy Fund

December 31, 2016

Notes to Consolidated Financial Statements — continued

At December 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Short-Term Investments —
U.S. Treasury Obligations	$—	$139,370,591	$—	$139,370,591
Other	—	14,037,323	—	14,037,323

Total Investments	$—	$153,407,914	$—	$153,407,914

Futures Contracts	$8,573,268	$—	$—	$8,573,268

Total	$8,573,268	$153,407,914	$—	$161,981,182

Liability Description

Futures Contracts	$(6,728,062)	$—	$—	$(6,728,062)

Total	$(6,728,062)	$—	$—	$(6,728,062)

The Fund held no investments or other financial instruments as of December 31, 2015 whose fair value was determined using Level 3 inputs. At December 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Parametric Commodity Strategy Fund

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Commodity Strategy Fund and subsidiary as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 24, 2017

22

Parametric Commodity Strategy Fund

December 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2017 showed the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Parametric Commodity Strategy Fund

December 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. EVMI is an indirect, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

24

Parametric Commodity Strategy Fund

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

25

Parametric Commodity Strategy Fund

December 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255    12.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief

Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Parametric Commodity Strategy Fund, Eaton Vance Stock Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and its lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds.

D&T advised the Audit Committee of its conclusion that, in light of the facts surrounding its lending relationships, D&T’s objectivity and impartiality in the planning and conduct of the audits of the Funds financial statements will not be compromised, D&T is in a position to continue as the auditor for the Funds and no actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on the following considerations: (1) Deloitte Entity personnel responsible for managing the lending relationships have had no interactions with the audit engagement team; (2) the lending relationships are in good standing and the principal and interest payments are up-to-date; (3) the lending relationships are not significant to the Deloitte Entities or to D&T.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to the auditor independence issue described above. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. Based on information provided by D&T, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. After giving consideration to the guidance provided in the No-Action Letter, D&T affirmed to the Audit Committee that D&T is an independent accountant with respect to the Funds within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2015 and December 31, 2016 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Commodity Strategy Fund

Fiscal Years Ended	12/31/15	12/31/16
Audit Fees	$52,560	$52,360
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$28,701	$36,138
All Other Fees(3)	$0	$0

Total	$81,261	$88,498

Eaton Vance Stock Fund

Fiscal Years Ended	12/31/15	12/31/16
Audit Fees	$15,740	$15,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,111	$9,442
All Other Fees(3)	$0	$0

Total	$23,851	$25,282

Eaton Vance Tax-Managed Growth Fund 1.1

Fiscal Years Ended	12/31/15	12/31/16
Audit Fees	$18,360	$18,560
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,220	$8,542
All Other Fees(3)	$0	$0

Total	$25,580	$27,102

Eaton Vance Tax-Managed Growth Fund 1.2

Fiscal Years Ended	12/31/15	12/31/16
Audit Fees	$18,360	$18,560
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,220	$7,292
All Other Fees(3)	$0	$0

Total	$25,580	$25,852

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/15	2/28/15	8/31/15	9/30/15	10/31/15	12/31/15	1/31/16	2/29/16	8/31/16	9/30/16	10/31/16	12/31/16
Audit Fees	$132,030	$22,050	$48,450	$106,700	$581,560	$105,020	$136,480	$22,650	$48,950	$97,730	$570,575	$105,320
Audit-Related Fees(1)	$0	$0	$0	$2,550	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$48,385	$12,780	$12,002	$34,621	$338,673	$51,252	$49,348	$9,648	$12,259	$25,000	$360,983	$61,414
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$180,415	$34,830	$60,452	$143,871	$920,233	$156,272	$185,828	$32,298	$61,209	$122,730	$931,558	$166,734

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/15	2/28/15	8/31/15	9/30/15	10/31/15	12/31/15	1/31/16	2/29/16	8/31/16	9/30/16	10/31/16	12/31/16
Registrant(1)	$48,385	$12,780	$12,002	$37,171	$338,673	$51,252	$49,348	$9,648	$12,259	$25,000	$360,983	$61,414
Eaton Vance(2)	$99,750	$99,750	$46,000	$46,000	$46,000	$56,434	$56,434	$56,434	$56,434	$56,434	$56,434	$46,000

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 27, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: February 27, 2017